                                                                    Exhibit 10.1

                                  PURCHASE BY

                    STEVEN L. LAMPERT AND MICHAEL D. PRESTON

                              OF THE INTERESTS OF

                   MICHAEL G. MILLER AND JEFFREY L. SCHWARTZ

                                       IN

                LONG DISTANCE DIRECT L.P., LONG DISTANCE DIRECT,

                        INC. AND CERTAIN OTHER ENTITIES

                                ----------------
                                  MAY 31, 1993
                                ----------------

I.      DEFINITIONS

        CDI Cellular Direct, Inc., a New York corporation and general partner of CDLP.

        CDLP            Cellular Direct L.P., a New York limited partnership.

        ENTITIES        CDI, CDLP, LDDI, LDDLP and PVI.

        JAMI            JAMI Marketing Services, Inc., a Delaware corporation.

        LAMPERT         Steven L. Lampert.

        LDDI Long Distance Direct, Inc., a New York corporation and general partner of LDDLP.

        LDDLP Long Distance Direct L.P., a New York limited partnership.

        MILLER          Michael G. Miller.

        PRESTON         Michael D. Preston.

        PVI             Private Ventures Inc., a New York corporation.

        SCHWARTZ        Jeffrey L. Schwartz.

II.     DOCUMENTATION                                               TAB NO.

        A.      Pre-closing Documents

        Standstill Agreement dated April 2, 1993                        1
        by and among Lampert, Preston, Miller and Schwartz.

        Agreement dated as of April 6, 1993 by and                      2
        among Lampert, Preston, Miller, Schwartz and the Entities.

        Side Letter dated April 6, 1993 from                            3
        Preston to JAMI re: transfer of leased
        automobile obligations.

        Side letter dated April 6, 1993 from                            4
        Lampert to JAMI re: certain indebtedness.

        Undertaking by Lampert and Preston re:                          5
        payment of legal fees.

        B.      Closing Documents

        Secured Promissory Note dated as of May 31,                     6
        1993 by LDDLP to Miller and Schwartz in
        the original aggregate principal amount of $250,000.

        Secured Promissory Note dated as of May 31,                     7
        1993 by LDDLP to JAMI in the original
        aggregate principal amount of $288,333.34.

        Guaranty dated as of May 31, 1993 by                            8
        Lampert to JAMI.

        Guaranty dated as of May 31, 1993 by                            9
        Preston to JAMI.

        Security Agreement dated as of Nay 31,                         10
        1993 by and between Miller, Schwartz and JAMI, as secured parties, and the Entities.

        UCC-1 Financing Statement by the Entities                      11
        in favor of Miller, Schwartz and JAMI, as filed with the Secretary of State of the State of New York and in Rockland County.

        Release dated as of May 31, 1993 by                            12
        Lampert, Preston and the Entities in favor of Miller and Schwartz.

                                                                       TAB NO.

Release dated as of May 31, 1993 by Miller                               13
in favor of Lampert, Preston and the
Entities.

Release dated as of May 31, 1993 by                                      14
Schwartz in favor of Lampert, Preston and the Entities.

Bring-down Certificate dated as of May 31,                               15
1993 by Lampert.

Bring-down Certificate dated as of May 31,                               16
1993 by Preston.

Bring-down Certificate dated as of May 31,                               17
1993 by the Entities.

Bring-down Certificate dated as of May 31,                               18
1993 by Miller.

Bring-down Certificate dated as of May 31,                               19
1993 by Schwartz.

Resignation dated June 3, 1993 of Miller                                 20
as a director and officer of LDDI.

Resignation dated June 3, 1993 of Miller                                 21
as a director and officer of CDI.

Resignation dated June 3, 1993 of Miller                                 22
as a director and officer of PVI.

Resignation dated June 3, 1993 of Schwartz                               23
as a director and officer of LDDI.

Resignation dated June 3, 1993 of Schwartz                               24
as a director and officer of CDI.

Resignation dated June 3, 1993 of Schwartz                               25
as a director and officer of PVI.

LDDI Share Certificate with attached stock                               26
power duly endorsed in blank by Miller
evidencing the transfer of 23.75 shares of LDDI.

LDDI Share Certificate with attached stock                               27
power duly endorsed in blank by Schwartz evidencing the transfer of 23.75 shares of LDDI.

Stock Power duly endorsed in blank by Miller                             28
evidencing the transfer of all of Miller's interest in CDI.

                                                                       TAB NO.

Stock Power duly endorsed in blank by                                    29
Schwartz evidencing the transfer of all of Schwartz's interest in CDI.

Stock Power duly endorsed in blank by                                    30
Miller evidencing the transfer of all of Miller's interest in PVI.

Stock Power duly endorsed in blank by                                    31
Schwartz evidencing the transfer of all of Schwartz's interest in PVI.

Instrument of Transfer dated June 3, 1993                                32
of Miller transferring all of his interest in LDDLP to Lampert and Preston.

Instrument of Transfer dated June 3, 1993                                33
of Schwartz transferring all of his
interest in LDDLP to Lampert and Preston.

Instrument of Transfer dated June 3, 1993                                34
of Miller transferring all of his interest in CDLP to Lampert and Preston.

Instrument of Transfer dated June 3, 1993                                35
of Schwartz transferring all of his
interest in CDLP to Lampert and Preston.

Waiver and Consent dated as of May 31,                                   36
1993 by Jerry Lott.

Certificate of Amendment of Certificate of                               37
Limited Partnership of LDDLP, as filed
with the Secretary of State of the State of New York.

                             "STANDSTILL" AGREEMENT

The undersigned agree to the following:

1. Concurrently herewith, Long Distance Direct, Inc. ("the Company"), the general partner of Long Distance Direct L.P. (the "Partnership") has delivered to JAMI Marketing Services, Inc. ("JAMI") a certified check in the amount of $16,666.66, in partial payment of amounts due by the Company and the Partnership to JAMI, and Steven Lampert has delivered to JAMI a bank check payable to JAMI in the amount of $33,333.33 in full payment of a like amount advanced by JAMI for Steven Lampert.

2. Each of the undersigned agrees to continue to negotiate in good faith the terms of the agreement among the undersigned, the Company and the Partnership regarding the acquisition of the interests of Jeffrey Schwartz ("Schwartz") and Michael Miller ("Miller") in the Company, the Partnership and Cellular Direct, Inc., Cellular Direct L.P. and Private Ventures, Inc., (hereafter such agreement is referred to as the "Settlement Agreement"). Schwartz and Miller acknowledge that the memorandum dated April 1, 1993 from William H. Gump to Geoffrey A. Bass
RE: LDDI Transaction contains the terms which Preston and Lampert proposed regarding the Settlement Agreement.

3. While such negotiations continue, the parties agree not to (i) contact, or instruct or cause their representatives or agents to contact, Allstate Financial Services Inc. ("Allstate") regarding the factoring agreements between Allstate and the Company and the disputes among them and the undersigned.

4. Preston and Lampert shall advise Schwartz and Miller of the amount and identity of the payee, and if requested by Schwartz or Miller, the purpose, of any checks or wire transfers in excess of $5,000.00 written prior to the date hereof on the Company's account at MHT without the signature of Schwartz or Miller, and Schwartz and Miller agree to advise Manufacturers Hanover Trust to honor such check and wire transfers if written in the ordinary course of business of the Company and the Partnership for valid business purposes consistent with prior practices of the Company and the Partnership. Schwartz and Miller consent to payment of the checks drawn on such account prior to the date hereof which are identified or described on a list which may be attached hereto, which list has been signed by Schwartz and Miller of such checks or transfers, including a transfer of funds to Allstate, shall not be deemed to constitute an approval by them of the issuance of such checks and wire transfer instructions without the approval in advance of Schwartz or miller or of any arrangements between the company, the Partnership and Allstate. Subject to the provisions of
Section 5 below, Schwartz and Miller agree to review requests for issuance of checks by the company and the Partnership, and to co-sign checks in payment thereof if written in the ordinary course of business in the Company and the Partnership for valid business purposes consistent with prior practices of the Company and the Partnership.

5. This agreement is without prejudice to the rights of any of the undersigned. This agreement shall be of no further force and effect in the event that the settlement agreement is not and delivered by the undersigned and the entities referred to in paragraph 2 above by 3:00 PM Tuesday, April 6, 1993. Time shall be of the essence with respect to this paragraph.

IN WITNESS WHEREOF, each of the undersigned has executed this Memorandum of Agreement.


/s/ Jeffrey Schwartz                           /s/ Michael Preston
------------------------------                 ---------------------------------
Jeffrey Schwartz                               Michael Preston


/s/ Michael Miller                             /s/ Steven Lampert
------------------------------                 ---------------------------------
Michael Miller                                 Steven Lampert

LONG DISTANCE DIRECT, INC.

SCHEDULE OF CHECKS WRITTEN BUT NOT PRESENTED AS AT 2 APRIL, 1993

PAYEE                              AMOUNT           PURPOSE OF PAYMENT
                                     $

Blue Hill Plaza Ass.             16,940.00        Security deposit

Blue Hill Plaza Ass.              7,186.67        1 month's rent + util.

Blue Hill Plaza Ass.             10,000.00        Redecoration of offices

AT&T/ACUS division               47,924.41        11/92 & 12/92 billing fee

AT&T/ACUS division               23,349.68        1/93 billing fees

              WIRE TRANSFERS REQUESTED BUT NOT IMPLEMENTED BY BANK

Allstate Financial
Corporation                      34,674.85        Funds received directly
                                                  by LDDI in respect of
                                                  invoices bought by factor

                                   AGREEMENT

                Agreement, dated as of April 6, 1993, by and among Steven L. Lampert ("Lampert") and Michael D. Preston ("Preston"; Lampert and Preston, collectively, the "Buyers"), Michael G. Miller ("Miller") and Jeffrey L. Schwartz ("Schwartz"; Miller and Schwartz, collectively, the "Selling Stockholders") and Long Distance Direct L.P., a New York limited partnership (the "Partnership"), Long Distance Direct, Inc., a New York corporation (the "Company"), Cellular Direct, Inc., a New York corporation ("CDI"), Private Ventures Inc., a New York corporation ("PVI"), and Cellular Direct L.P. , a New York limited partnership ("CDLP"; the Partnership, the Company, CDI, PVI and CDLP, each, an "Entity" and collectively, the "Entities").

                WHEREAS, Miller is the beneficial and record owner of (i) the shares of common stock (the "Common Stock") of each of the Company, PVI and CDI set forth opposite his name on Schedule A attached hereto (the "Miller Shares") and (ii) the Units (the "Units") of each of the Partnership and CDLP, set forth opposite his name on Schedule A attached hereto (the "Miller Units") (the Miller Shares and the Miller Units, collectively, the "Miller Interests"); and

                WHEREAS, Schwartz is the beneficial and record owner of (i) the shares of Common Stock in each of the Company, PVI and CDI set forth opposite his name On Schedule A attached hereto (the "Schwartz Shares") and (ii) the Units in each of the Partnership and CDLP set forth opposite his name on Schedule A attached hereto (the "Schwartz Units") (the Schwartz Shares and the Schwartz Units, collectively, the "Schwartz Interests"); and

                WHEREAS, Miller wishes to sell and the Buyers wish to purchase all of the Miller Interests in accordance with the terms of this Agreement; and

                WHEREAS, Schwartz wishes to sell and the Buyers wish to purchase all of the Schwartz Interests in accordance with the terms of this Agreement.

                NOW, THEREFORE, in consideration of the foregoing premises, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.      Terms of the Transaction.

        1.1     Sale of the Interests.

                (a) Miller and Schwartz shall, on the Closing Date (as defined in Section 5 hereof), sell, transfer and assign to the Buyers all of the Miller Interests and the Schwartz Interests, respectively, by delivering to the Buyers certificates representing all the Miller Shares and the Schwartz Shares, duly endorsed in blank or with duly executed stock powers attached and with all necessary transfer tax stamps and other revenue stamps, if any, acquired at the expense of the Selling Stockholders, affixed and cancelled, and (ii) all evidences of ownership of the Miller Units and the Schwartz Units, with such instruments of transfer as the Buyers may reasonably request.

        1.2     Purchase Price and Consideration for Restrictive Covenant.

                (a) Fixed Consideration.

                (1) The aggregate fixed consideration for the Miller Interests and the Schwartz Interests of $500,000 shall be paid by the Buyers one half to each Selling Stockholder, against the delivery of the Miller Interests and the Schwartz Interests as provided in Section 1.1, by bank or tellers checks on the Closing Date.

                (2) Contingent Consideration. The balance of the purchase price for the Miller Interests and the Schwartz Interests shall be paid as a Contingent Payment (as defined in Section 1.2(b)(3)) in accordance with the other provisions of this Agreement.

                (3) Partnership Consideration for Restrictive Covenant. In consideration of each selling Stockholder making the restrictive covenants contained in Section 3 hereof, the Partnership hereby agrees to pay to the Selling Stockholders the aggregate sum of Two Hundred Fifty Thousand Dollars ($250,000) which sum shall constitute part of the Initial Contingent Payment (as defined in Section 1.2(b)(3)(A)), shall be paid in accordance with the terms of Section 1.2(b)(3)(A) and only upon the occurrence of any Contingency Event or pursuant to the terms of Sections 1-4, 1.5 or 1.9 and shall be evidenced by a promissory note in the form of the note annexed as Exhibit I-A (the "Partnership Seller Note").

                (b) Contingent Payments. (1) The occurrence of any of the following events shall be referred to as a "Contingency Event":

                (A) the sale directly or indirectly by the Buyers of all or a majority of the Buyers interests in any or all of the Entities;

                (B) the sale directly or indirectly of all or substantially all of the assets of all or any of the Entities; or

                (C) the proposed distribution of earnings or profits or any other distribution of cash or property by any Entity to the Buyers, which distributions for the purposes of this Section shall not include salary or bonus payments paid directly or indirectly to Lampert not exceeding $187,500 per calendar year or salary or bonus payments paid directly or indirectly to Preston not exceeding $150,000 per calendar year or benefits paid to either Buyer related to the operation of the business of such entities in the aggregate.

        (2) The proceeds of the sales described in clauses (A) and (B) of this
Section 1.2(b) shall be referred to as "Sale Proceeds" . The profits described in clause (C) of this Section 1.2(b) shall be referred to as "Distributable Profits".

        (3) Upon the occurrence of a Contingency Event, the Selling Stockholders shall be entitled to the following contingent payments (the "Contingent Payments"), subject to adjustment in accordance with the terms of Sections 1.4 and 1.5:

                (A) with respect to the first $500,000 of Sale Proceeds or of Distributable Profits, or any combination thereof, such amounts shall be paid (i) first, to the Selling Stockholders in respect of amounts owed to them pursuant to Section 1.3 hereof, and (ii) second, to JAMI Marketing Services, Inc. ("JAMI") in respect of payments owed to JAMI pursuant to Section 1.6(b)(iii) hereof (the amounts payable pursuant to this Section 1.2(b)(3)(A) are hereafter referred to as the "Initial Contingent Payment");

                (B) with respect to the next $2,000,000 of Sale Proceeds or of Distributable Profits, or any combination thereof, remaining after payment of the amounts described in clause (A) above, the Selling Stockholders shall not be entitled to any of such Sale Proceeds or Distributable Profits;

                (C) with respect to the next $1,500,000 of Sale Proceeds or of Distributable Profits, or any combination thereof, remaining after payment of the amounts described in clauses (A) and (B) above, the Selling Stockholders shall be entitled to receive $.50 of every $1.00 paid as Sale Proceeds or of Distributable Profits, as the case may be; and

                (D) with respect to any amounts in excess of those described in clause (3)(C) above of Sale Proceeds or Distributable Profits, or any combination thereof, the Selling Stockholders shall not be entitled to any such Sale Proceeds or Distributable Profits.

                (4) With respect to amounts owed in respect of Contingent Payments, (A) Sale Proceeds shall only include Sale Proceeds actually received by the Buyers (Or their designees) in respect of any sale described in clause
(1)(A) above or by the Partnership in respect of any sale described in clause
(B) above (i.e., exclusive of any deferred or contingent amounts until paid, if ever) and (B) Distributable Profits shall only include amounts actually distributed to the Buyers (or their designees) (i.e., exclusive of amounts available for distribution until actually distributed, if ever). The party (or parties) receiving such Sale proceeds or Distributable profits shall be the party responsible for any payments due under this Section 1.2(b); provided, however, that the Entities agree that amounts due to the Selling Stockholders or, as the case may be, JAMI under this Section 1.2(b) shall be paid to them by the Entity receiving the Sale Proceeds or distributing the Distributable Profits simultaneously with any distribution by the Entity of Sale Proceeds received under clause (B) of Section 1.2(b)(1) or the distribution of Distributable Profits under clause (C) of Section 1.2(b)(1), and such Entity shall cause the Buyer receiving Sale Proceeds under clause (A) of Section 1.2(b)(1) to make the payment due to JAMI, or as the case may be, to the Selling Stockholders under this Section 1.2(b) prior to entering upon its books and records any transfer of interests or issuing new stock certificates or evidence of ownership of partnership units resulting from any transfer of interests in such Entity. The Contingent Payment shall be made not later than the third Business Day following the receipt of Sale Proceeds or, as the case may be, simultaneously with the distribution of Distributable Profits, and shall be payable by bank or tellers checks to JAMI, or as the case may be, one-half to each Selling Stockholder.

        With respect to any Sale Proceeds received or Distributable Profits distributed in forms other than cash, such proceeds or profits shall be valued by the Partnership's accountants. In the event the Buyers dispute such valuation rendered by the Partnership's accountants and the Buyers give notice to the Partnership of such objection within 5 Business Days of receipt thereof, the Buyers may, at their cost and expense, retain independent certified public accountants to prepare a second valuation. In connection with the preparation of such second valuation, the Buyers and their representatives shall be granted by the Partnership all reasonable and necessary access to the materials reviewed by the Partnership's accountants in calculating their valuation, subject to the rendering by the Buyers and their representatives of usual and customary undertakings concerning confidentiality of certain information. The two firms of certified public accountants (collectively, the "Accountants") shall thereafter use their best efforts to reconcile any differences between the two calculations and shall prepare a joint certificate setting forth the agreed valuation of such non-cash consideration, which calculation shall be final and binding. In the event the two firms cannot so reconcile such difference within 90 days after the rendering of a valuation by the accountants selected by the Buyers, the Accountants shall mutually select a firm of certified public accountants to arbitrate the dispute (the "Arbitrator"). The Arbitrator's determination of a valuation of the non-cash consideration shall be final and binding on the parties hereto and the cost of such arbitration shall be borne equally between the parties. In the event the Accountants are unable to agree on the selection of the Arbitrator either party hereto may commence an action in Supreme Court, New York County to resolve the dispute at any time after 120 days after the rendering of a valuation by the accountants selected by the Buyers. Upon the date on which the Accountants deliver their joint certificate referred to in this Section, the Arbitrator renders its decision or the final judgment is rendered in the action commenced in the Supreme Court, New York County, as the case may be, the valuation shall be considered final and any payments to the Selling Stockholders due as a result thereof shall be made within 10 Business Days.

                As used herein, the term "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed. If the due date for any payment described above is not a Business Day, then the Selling Stockholders or JAMI (as the case may be) shall not be entitled to payment of the amount due until the next following Business Day, and shall not be entitled to any interest or other payment in respect of such delay.

        1.3 Repayment of Capital. The credit balances in the capital and current accounts of each Selling Stockholder with the Partnership as of the date hereof as stated opposite such Selling Stockholder's name on Schedule B attached hereto shall be paid to such Selling Stockholder on the second anniversary of the Closing Date.

        1.4 Equalization Payments. To the extent that amounts paid in any month as salary or bonuses to Lampert and to Preston exceed in the aggregate $18,750.00 (the "Cap Amount"), then the Selling Stockholders or JAMI (as the case may be) shall be entitled to receive from the Partnership in the succeeding month as a payment of contingent amounts owed to the Selling Stockholders or JAMI (as the case may be) pursuant to Section 1.2(b)(3)(A), $1.00 for every $1.00 by which the amounts so paid to Lampert and Preston exceeded the Cap Amount. Any payments made pursuant to this Section 1.4 shall constitute Contingent Payments under Section 1.2(b)(3)(A) and shall be credited against the amounts due on account of the Initial Contingent Payment and shall reduce the Contingent Payment amounts stated in Section 1.2(b)(3)(A) in a corresponding amount. Upon payment in full of the Initial Contingent Payment, this Section shall be of no further force or effect.

        1.5 Earnings Ceiling Payments.

                (a) To the extent that the Partnership or any other Entity has Earnings (as defined below) in any fiscal year in excess of $200,000 (the "Earnings Ceiling"), then (1) with respect to the fiscal year ended December 31, 1993, the Selling Stockholders or JAMI (as the case may be) shall be entitled to $.50 of every $1.00 of Earnings of the Partnership or other Entity in excess of the Earnings Ceiling with respect to Earnings up to and including $500,000 and shall be entitled to all Earnings of the Partnership or other Entity in excess of

$500,000 in respect of amounts due to the Selling Stockholders or JAMI (as the case may be) on account of the Initial Contingent Payment, and (2) with respect to all fiscal years ending after December 31, 1993, the Selling Stockholders or JAMI (as the case may be) shall be entitled to all Earnings of the Partnership or other Entity in excess of the Earnings Ceiling in respect of amounts due to the Selling Stockholders or JAMI (as the case may be) on account of the Initial Contingent Payment with such amounts, if any, to be paid within twenty days of the due date for delivery of the annual financial statements described in
Section 1.5(b)(2). In no event shall payments be made in respect of this Section 1.5(a) in excess of $300,000 (including any prepayments made pursuant to Section 1.5(c)) with respect to the fiscal year of the Partnership ending December 31, 1993; in the event that amounts are owed in excess of $250,000 pursuant to this
Section 1.5(a) based upon the financial statements delivered pursuant to Section l.5(b)(2) in respect of the fiscal year ended December 31, 1994 (and giving effect to any prepayments made pursuant to Section 1.5(c)), $250,000 shall be due and payable within 30 days of the due date for delivery of such annual financial statements and any amounts in excess thereof shall be paid within 120 days of the due date for delivery of such annual financial statements. Any amounts paid to the Selling Stockholders or JAMI pursuant to this Section 1.5 shall constitute Contingent Payments and shall reduce the Contingent Payment amounts stated in Sections 1.2(b)(3)(A)-(D) in a corresponding amount. Upon payment in full of the Initial Contingent Payment, this Section 1.5 shall be of no further force or effect. For purposes of this Section, "Earnings" for any period shall mean the net income of the Partnership for such period as determined in accordance with generally accepted accounting principles ("GAAP") consistently applied, but without giving effect to (i) depreciation expenses other than depreciation in respect of fixed assets taken in lieu of expenses for lease payments on financing leases; (ii) the payment of income tax; (iii) interest expense for interest amounts paid other than to a third party; (iv) amortization in respect of intangibles; (v) payment of any amounts to Willkie Farr & Gallagher in respect of this Agreement and the transactions contemplated hereby; and (vi) annualized salary payments to Preston and Lampert in excess of $100,000 and $125,000, respectively.

        (b) With respect to the obligations of the Partnership and the other Entities under this Section 1.5, the Partnership shall furnish to the Selling Stockholders and JAMI:

        (1) as soon as practicable and in any event within 45 days after the close of each month of each year with respect to the financial statements referred to herein, a statement of income of the Partnership and the other Entities for the month and year to date, in reasonable detail and certified by the President or Chief Financial Officer of the Partnership and the other Entities to be true and fair in all material respects and to have been prepared in accordance with GAAP (except for the omission of footnotes), subject to normal recurring year-end audit adjustments; provided that with respect to the Entities other than the Partnership, a statement that an Entity has not transacted any business in a given month certified by the President or Chief Financial Officer of such Entity shall constitute compliance for purposes of this Section 1.5(b)(1); and

        (2) as soon as practicable and in any event within 90 days after the end of the fiscal year of the Partnership commencing with the fiscal year ending December 31, 1993, a balance sheet of the Partnership and a statement of income and retained earnings of the Partnership, as at the end of and for the fiscal year just closed, all in reasonable detail, presented in a manner consistent with the financial statements of the Partnership for the fiscal year ended December 31, 1992 certified by an independent certified public accountant; such audited financial statements shall be provided with respect to any other Entity with any gross income in excess of $10,000 in any fiscal year with respect to such fiscal year.

        (c) In the event that the product (the "Annualized Earnings") of (1) the quotient of (A) the year to date income statement figures delivered pursuant to
Section 1.5(b)(1) above for any of March, June or September divided by (B) the number of months elapsed from the date of the last audited annual financial statements of the Partnership or other Entity (as the case may be) to the date of such year to date income statement multiplied by (2) twelve is greater than the Earnings Ceiling, then the Partnership or other Entity (as the case may be) shall deliver to the Selling Stockholders or JAMI (as the case may be) within 30 days of the due date for delivery of such income statement a bank or tellers check in an amount equal to the quotient of (X) the amount by which the Annualized Earnings exceed the Earnings Ceiling (provided, however, that this amount shall be halved for Annualized Earnings between $200,000 and $500,000 in respect of financial statements delivered with respect to the fiscal year ended December 31, 1993) divided by (Y) the number of months elapsed from the date of the last audited annual financial statements of the Partnership to the date of such year to date income statement; provided, however, that such quotient shall be reduced by the cumulative amount of any such annualized payments previously paid in respect of such fiscal year.

        (d) In the event that any payments made pursuant to Section 1.5(c) above are shown to exceed those due to the Selling Stockholders or JAMI (as the case may be) pursuant to Section 1.5(a) upon the delivery of the audited annual financial statements of the Partnership pursuant to Section 1.5(b)(2), then the Partnership shall be entitled to a credit in the amount of such excess against any other Contingent Payment due pursuant to this Agreement and the amounts due under Sections 1.2(b)(3)(A)-(D) shall be reduced in a corresponding amount.

        (e) The Partnership and each Entity will keep proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities. The Partnership covenants that it will, upon reasonable advance notice and at a reasonable time, permit any representative of either any Selling Stockholder or JAMI (other than the Selling Stockholders), designated in writing by such entity, at the expense of JAMI or any Selling Stockholder, to examine the financial records of the Company and make copies thereof or extracts therefrom for the purposes of verification of accuracy and completeness of the financial statements delivered pursuant to Sections 1.5(b)(1) and (2), and for no other purpose provided that JAMI and any Selling Stockholder and their representatives acknowledge that all information disclosed in any such examination shall remain confidential in accordance with the terms of Section 3.4.

        (f) In the event that the Selling Stockholders or JAMI do not agree with any item shown on the audited financial statements delivered pursuant to Section 1.5(b)(2), the Selling Stockholders or JAMI shall promptly (but not later than 45 days after the delivery of the financial statements) give written notice to the Partnership of any exceptions thereto (in reasonable detail describing the nature of the disagreement asserted; but only one notice may be given by the Selling Stockholders or JAMI with respect to any single financial statement). If the Partnership and the Selling Stockholders or JAMI (as the case may be) reconcile their differences, the financial statement in question shall be adjusted accordingly and shall thereupon become final and conclusive upon all of the parties hereto. If the Partnership and the Selling Stockholders or JAMI (as the case may be) are unable to reconcile their differences in writing within 20 days after written notice of exceptions is received by the Partnership, the Selling Stockholders or JAMI (as the case may be) may either accept the financial statements without adjustment or retain at their cost and expense (except as set forth below) independent certified public accountants to attempt to reconcile the exceptions with the Partnership's accountants in the manner described in Section 1.2(b)(4) of this Agreement. In the event the Accountants cannot reconcile the exceptions within 45 days after the selection of the Selling Stockholders' or JAMI's Accountant, an Arbitrator shall be selected in the manner described in Section 1.2(b)(4), and the exceptions shall be resolved in the manner described in Section 1.2(b)(4), except that the fees and expenses of the Selling Stockholders' or JAMI's (as the case may be) Accountant and the Arbitrator shall be paid as follows: by the Buyers and the Company, if the Arbitrator's determination increases the amount payable to the Selling Stockholders and JAMI under Section 1.5 with respect to the fiscal year under examination by ten percent (10%) or more; by the Buyers and the Company on the one hand and the Selling Stockholders or JAMI (as the case may be depending upon who delivered the notice of exceptions) on the other equally if the Arbitrator's determination increases the amount payable to the Selling Stockholders and JAMI under Section 1.5 with respect to the fiscal year under examination by less than ten percent (10%) but more than five percent (5%);

and by the Selling Stockholders or JAMI (as the case may be depending upon who delivered the notice of exceptions) if the Arbitrator's determination does not increase the amount payable to the Selling Stockholders and JAMI under Section
1.5 with respect to the fiscal year under examination by more than five percent (5%).

        1.6     Settlement with JAMI Marketing Services Inc.

                (a) The Partnership and the Buyers acknowledge: (i) that the Partnership rented office space from JAMI Marketing Services, Inc. ("JAMI"), that JAMI provided the Partnership with receptionist services, conference room facilities, office furniture, supplies and equipment, including telephones, copier machines and access to computers for design work (hereafter the foregoing is referred to as the "Office Facilities and Equipment"); (ii) an agreement between the Partnership and JAMI pursuant to which JAMI would provide and the Partnership would purchase from JAMI the Office Facilities and Equipment as long as the Partnership continued in business (such agreement is referred to as the "Office Facilities and Equipment Agreement"); (iii) that JAMI provided marketing and consulting services to the Partnership to assist the Partnership in developing marketing techniques and materials. The Partnership and JAMI agree that in consideration for the Office Facilities and Equipment and the consulting services provided by JAMI to the Partnership, and in consideration for JAMI's agreement to terminate the Office Facilities and Equipment Agreement and release the Partnership from its obligations thereunder, the Partnership shall make the payments to JAMI described in subparagraph (b) of this Section 1.6. All parties hereto agree that the total indebtedness to JAMI with respect to the above matters is $303,333.34, which shall be paid to JAMI in the manner provided in paragraph (b) below, and which obligation for payments due under Section 1.6(b)(ii) below shall be evidenced by a promissory note in the form of the note annexed as Exhibit I-B (such note shall be referred to as the "Partnership JAMI Note").

                (b) (i) $15,000 shall be paid to JAMI on the Closing Date and
(ii) $38,333.34 shall be paid in 6 equal monthly installments of $6,388.89 each, the first such installment to be made 30 days after the Closing Date, and each of the 5 succeeding installment payments to be made on the monthly anniversary of the first such installment payment (the aggregate of the amounts referred to in clauses (i) and (ii) above, the "Guaranteed Amount"); and (iii) $250,000.00 which shall constitute part of the Initial Contingent Amount and shall be paid to JAMI in accordance with the terms of Section 1.2(b)(3)(A) and only upon the occurrence of a Contingency Event or pursuant to the terms of Sections 1.4, 1.5 or 1.9.

        1.7 Covenant. The Buyers and the Entities agree that none of the Entities shall directly or indirectly sell, mortgage or otherwise transfer all or substantially all of the Entities' respective assets other than in an arm's length transaction for adequate consideration.

        1.8 Interest on Initial Contingent Amount. In the event that the Initial Contingent Amount is not paid prior to the second anniversary of the Closing Date, then interest shall be owed on any unpaid amounts at a rate equal to the sum of (a) 2.0% plus (b) the Prime Rate (as defined below) and shall be due and payable on the first Business Day of each calendar quarter and shall be deemed to have commenced accruing on the Closing Date in respect of such amount. For purposes of this Agreement, "Prime Rate" shall mean (i) the annual rate of interest announced by Citibank, N.A. from time to time as its "prime rate" in effect at its principal office in the City of New York or (ii) if Citibank, N.A. does not announce such a rate, then the "prime rate" published in the Wall Street Journal (New York edition). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed since payment of such amounts by the Partnership and shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted or published (as the case may be).

        1.9     Current Payment Obligations.

                (a) The Partnership hereby agrees to pay the sum of $300 to each Selling Stockholder on the first Business Day of each week commencing with the first Business Day of the week following the Closing Date, until all amounts owed to the Selling Stockholders pursuant to Section 1.2(a)(3) have been paid in full. Any amounts paid pursuant to this Section 1.9(a) shall be credited against amounts owed pursuant to Section 1.2(a)(3).

                (b) Upon payment in full of all amounts owed to the Selling Stockholders pursuant to Section 1.2(a)(3), the Partnership shall pay the sum of $600 to JAMI on the first Business Day of each week commencing with the first Business Day of the week following the week in which all amounts owed to the Selling Stockholders pursuant to Section 1.2(a)(3) are paid in full or released. Any amounts paid pursuant to this Section 1.9(b) shall be credited against amounts owed pursuant to Section 1.6.

        1.10 Acceleration. Any of the following shall constitute an Event of Default under this Agreement: (a) default in the payment when due of any payments called for hereunder, and such default is not cured within sixty (60) days after written notice to the Partnership, or (b) a petition in bankruptcy shall have been filed by or against the Partnership, or (c) a receiver or similar entity shall have been appointed for the benefit of the creditors of the Partnership or (d) a default occurs in the performance by the Buyers, the Partnership or any of the other Entities of any obligations under this Agreement, and such default is not cured within sixty (60) days after written notice to the Partnership. Upon the occurrence of an Event of Default the entire amount due to the Selling Stockholders under Section 1.2(a)(3) and Section 1.3 and the entire amount due to JAMI under Section 1.6 shall become immediately due and payable. Failure to give notice of a default in payment or performance shall not constitute a waiver of the right to give such notice at any other time.

2.      Security and Guaranty.

        2.1 Security Agreement. As security for the payment as and when due of the obligations of the Entities described above in Sections 1.2(b), 1.3, 1.4, 1.5, 1.6, 1.8, 1.9 and 1.10, the Entities shall execute and deliver a security agreement (the "Security Agreement") substantially in the form attached hereto as Exhibit II, securing the payment of such amounts when due by granting to the Selling Stockholders a lien on and security interest in the accounts receivable of the Entities.

        2.2 Guaranty. As further security for the payment as and when due of the Guaranteed Amount, each Buyer shall enter into a guaranty agreement (the "Buyer Guaranties") substantially in the form attached hereto as Exhibit III, guarantying such payments, provided that the liability of the Buyers under such guaranty shall terminate and each Buyer Guaranty shall be of no further force or effect upon the payment of amounts equal to the Guaranteed Amount under the Partnership JAMI Note.

3. Representations and Warranties and Covenants of the Selling Stockholders. Each Selling Stockholder severally represents and warrants to each of the Buyers and the partnership as follows:

        3.1 Title. Each Selling Stockholder owns the interests in the Entities to be sold hereunder and listed opposite his name on each of Schedule A and Schedule B attached hereto free and clear of any lien, charge, encumbrance or other right of third parties, and on the Closing Date the Selling Stockholder will own such interests free and clear of any lien, charge, encumbrance or other right of third parties.

        3.2 Enforceability; No Violation. This Agreement constitutes a valid and binding obligation of each Selling Stockholder enforceable in accordance with its terms and the consummation of the transactions contemplated hereby will not result in a violation of or constitute a default under any of the terms and provisions of any agreement to which he may be a party or by which he or any of his assets may otherwise be subject or bound.

        3.3 Authority. Each Selling Stockholder has full legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

        3.4 Confidentiality. Each Selling Stockholder acknowledges that he has had and will continue to have (pursuant to Section 1.5(e)) access to confidential information, including, but not limited to, marketing, financial and operating plans and strategies (the "Confidential

Information") of the Company and the Partnership that is not in the public domain and that has been acquired, developed or assembled by the Company and the Partnership at its expense. Each Selling Stockholder agrees, for so long as the Company or Partnership continues to engage in the active conduct of its business as defined in Section 13 hereof (whether or not such business shall constitute the whole of its business) not to disclose the Confidential Information to any third party.

        3.5 Noncompetition. Each Selling Stockholder agrees, for three (3) years from the Closing Date not to (i) directly or indirectly, endeavor to entice away from the employ of the Company or Partnership or otherwise interfere with the relationship of the Company or the Partnership with any individual, partnership, firm, corporation or other business organization that is employed by the Company or the Partnership or is otherwise performing services for the Company or the Partnership, or (ii) acquire a direct or indirect interest in, or act as an owner, manager, partner, shareholder, joint venturer or consultant to any other person or entity that competes with the business of the Company or the Partnership as defined in Section 13 hereof; provided, however, that this shall not preclude a Selling Stockholder or JAMI or any other affiliate of a Selling Stockholder (i) from acting as a consultant to any primary provider of telephone service, but shall preclude such person or entity from engaging in any consulting activity with any entity whose business is primarily the resale of telephone service or (ii) from engaging in list rental or list brokerage activities with or providing data base management services to any entity, including entities which compete with the Company or the Partnership.

        3.6 Blue Penciling. In the event that any provision of Sections 3.4 or
3.5 hereof (the "Relevant Sections") shall be deemed unenforceable, invalid, or overbroad in whole or in part for any reason, then any tribunal, forum or court with jurisdiction over these matters is hereby requested and instructed to reform such provision to provide for the maximum competitive restraints upon a Selling Stockholder's activities (in time, product, and geographic area) that may then be legal and valid, and consent to such reformation is hereby granted.

        3.7 Injunctive Relief. Each Selling Stockholder agrees that any violation of the Relevant Sections by a Selling Stockholder is likely to cause irreparable injury to the Company and the Partnership for which any remedy at law would be inadequate, and the Company, the Partnership and the Buyers (or their successors or assigns) shall be entitled to preliminary, permanent, and other injunctive relief against any breach by a Selling Stockholder of the provisions of the Relevant Sections. In the event of a violation of any of the provisions of the Relevant Sections, the period of restriction referred to therein shall be extended to a period of time equal to that period beginning on the date when such violation commenced and ending when the activities constituting that violation shall be finally terminated.

4. Representations and Warranties of the Buyers. Each Buyer and the Partnership severally represents and warrants to the Selling Stockholders as follows:

        4.1 Enforceability; No Violation. This Agreement constitutes a valid and binding obligation of each Buyer and the Partnership enforceable in accordance with its terms and the consummation of the transactions contemplated hereby will not result in a violation of or constitute a default under any of the terms and provisions of any agreement to which he or it may be a party or by which he or it or any of his or its assets may otherwise be subject or bound:

        4.2 Authority. Each Buyer and the Partnership has full legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

5.      Closing.

        5.1 The closing of the transactions contemplated hereby (the "Closing") shall take place at the offices of Feder Kaszovitz Isaacson Weber & Skala, at 10:00 a.m. on a date (the "Closing Date") not later than 30 days from the date hereof; provided, however, that the Buyers may postpone the Closing for an additional 30 days on the giving to the Selling Stockholders of written notice of their intention to do so not less than two Business Days prior to the date upon which the Closing is initially scheduled.

        5.2 At the Closing, the Selling Stockholders shall deliver to the Buyers and/or to the Partnership, as indicated;

            (a) to the Buyers only, a certificate or certificates representing the Miller Shares and the Schwartz Shares duly endorsed in blank or with duly executed stock powers attached and with all necessary transfer tax stamps and other revenue stamps, if any, acquired at the expense of the Selling Stockholders, affixed and cancelled, and all evidences of ownership of the Miller Units and the Schwartz Units, with such instruments of transfer as the Buyers may reasonably request;

            (b) to the Buyers only, their resignations as officers and directors of the Company and any other Entity;

            (c) to the Buyers and the Partnership, a certificate of each of them certifying that the representations and warranties made by them and contained in this Agreement remain true and correct in all respects as of the Closing Date with the same force and effect as if made on the date thereof; and

            (d) to the Buyers and the Partnership, a release of the Buyers and each Entity in the form annexed hereto as Exhibit IV, which release shall exclude the obligations of the Buyers and the Partnership under this Agreement, the Partnership Note, the Security Agreement and the Buyer Guaranties; and further provided, however, that such release shall be void and of no force or effect in the event that the Buyers or the Partnership default in any payments due hereunder.

        5.3 At the Closing, the Buyers shall deliver to the Selling
Stockholders:

            (a) a bank or tellers check in the amount of Five Hundred Thousand Dollars ($500,000); provided, however, that in the event that the Buyers elect to extend the Closing Date beyond its initially scheduled date in accordance with Section 5.1 such that the Closing Date falls on a date not less than 46 nor more than 60 days from the date hereof, the amount owed by the Buyers pursuant to this Section 5.3(a) shall be Five Hundred Five Thousand Dollars ($505,000);

            (b) the Buyer Guaranties, duly executed;

            (c) a certificate of each of them certifying that the representations and warranties made by them and contained in this Agreement remain true and correct in all respects as of the Closing Date with the same force and effect as if made on the date thereof;

            (d) a release of the Selling Stockholders in the form annexed hereto as Exhibit V, which release however shall exclude any breach or violation of the obligations of the Selling Stockholders under this Agreement; and

            (e) a waiver and consent executed by Jerry Lott ("Lott"), whereby Lott shall waive his rights of first refusal granted under (i)
            Section 5 of the Stockholders Agreement (the "Stockholders Agreement") dated as of December 1, 1991 by and among the Selling Stockholders, the Buyers, Lott and the Company and (ii) Section 12 of the Partnership Agreement (the "Partnership Agreement") dated as of April 17, 1992 by and among the Company, the Selling Stockholders, the Buyers and Lott and under similar provisions of the Stockholders Agreement regarding CDI and the Partnership Agreement regarding CDLP and shall consent to the execution of this Agreement and the consummation of the transactions contemplated hereby.

        5.4 At the Closing, the Partnership and the other Entities shall execute and deliver to the Selling Stockholders:

            (a) the Partnership JAMI Note and the Partnership Seller Note each executed by the Partnership;

            (b) the Security Agreement duly executed by the Entities;

            (c) a release of the Selling Stockholders in the form annexed hereto as Exhibit V;

            (d) a certificate certifying that the representations and warranties made by it and contained in this Agreement remain true and correct in all respects as of the Closing Date with the same force and effect as if made on the date thereof; and

            (e) Uniform Commercial Code financing statements to evidence the grant of the security interest described in the Security Agreement.

6. Termination. This Agreement may be terminated (a) at any time prior to the Closing Date by the mutual written consent of the parties hereto or (b) by any party should any other party fail to deliver the documents and/or consideration required to be delivered by it at the Closing in accordance with Section 5 hereof.

7. Survival. If this Agreement is terminated pursuant to Section 6(a) hereof, this Agreement shall be void and of no further force and effect, and none of the parties hereto shall have further liability.

8. Modification. This Agreement contains the entire agreement among the parties hereto with respect to the transactions contemplated herein and shall not be modified or amended except by an instrument in writing signed by or on behalf of the parties hereto.

9. Further Assurance. All of the parties shall execute such documents and other papers and take such further action as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated hereby.

10. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York.

11. Jurisdiction; Service of Process; Venue. Any judicial proceeding brought against any of the parties hereto with respect to any matter arising under this Agreement may be brought in the courts of the State of New York and in the United States District Court for the Southern District of New York, and the parties hereby accept the jurisdiction of the aforesaid courts, irrevocably consent to the service of any and all process in any action or proceeding by the mailing of copies of such process to such party at its address set forth below in Section 16 opposite its name or at such other address as such party may give notice of to the other parties hereto and irrevocably agree to be bound by any judgment rendered thereby except nothing herein shall be deemed to waive any party's right of appeal. The parties irrevocably waive to the fullest extent permitted by law any objection that such party may have now or hereafter to the laying of venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum. Michael D. Preston hereby appoints Willkie Farr & Gallagher, having an address at 153 East 53rd Street, New York, New York, as his agent for service of process in the State of New York.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

13. Paragraph Headings. The paragraph headings in this Agreement are for the convenience of reference only and shall not be deemed to alter or affect any provision thereof.

14. Business of the Partnership. It is hereby agreed among the parties hereto that for the purposes of this Agreement and the ancillary documents contemplated hereby, including but not limited to the release to be delivered by the Buyers, the business of the Partnership shall be deemed to be the purchase and resale of local and long distance telephone service to private and business customers in the United States of America and the business of the Company shall be deemed to be the management of the Partnership.

15. Waiver of Conflict. The parties hereby agree that nothing shall prevent the attorneys of the Selling Stockholders, Feder, Kaszovitz, Isaacson, Weber & Skala ("FKIWS"), from representing the Selling Stockholders in this transaction and with respect to any dispute which may arise under this Agreement or any ancillary documents contemplated hereby. All parties hereto and each of the Entities hereby knowingly waive any claims as to conflict with respect to such legal representation. The Partnership hereby acknowledges its debt of $20,708.10 to FKIWS in respect of legal services rendered to the Partnership to date and agree to pay such amount in four equal monthly installments, with the first such payment to be due within 30 days of the Closing Date and with all three succeeding payments to be made on the monthly anniversary of the making of the first such installment payment.

16. Notices. All notices and statements shall be in writing and shall together with any payments be personally delivered or sent postage prepaid to the intended party at the address set forth below (unless notification of a change of address is given in writing). The date of mailing of a notice, statement or payment shall be deemed the date the notice is given, statement rendered or payment made.

        The address of each party hereto is:

Michael Preston                  91 Reddington Road
                                 London NW3 7RR
                                 England

Steven Lampert                   9 Lansdale Road
                                 New City, New York 10956
                                 United States of America

Michael Miller                   5 Sky Drive
                                 New City, New York 10956
                                 United States of America

Jeffrey Schwartz                 3 Glen Eagles Court
                                 New City, New York 10956
                                 United States of America

Each Entity                      One Blue Hill Plaza
                                 Pearl River, New York 10965
                                 United States of America

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              LONG DISTANCE DIRECT L.P.

                              By: LONG DISTANCE DIRECT INC.,
                                  its General Partner

                                  By: /s/ STEVEN L. LAMPERT
                                      ----------------------------------
                                      Name: Steven L. Lampert
                                      Title: President

                              CELLULAR DIRECT L.P.

                              By: CELLULAR DIRECT, INC.,
                                  its General Partner

                                  By: /s/ STEVEN L. LAMPERT
                                      ----------------------------------
                                      Name: Steven L. Lampert
                                      Title: President

                              LONG DISTANCE DIRECT, INC.

                              By:     /s/ STEVEN L. LAMPERT
                                      ----------------------------------
                                      Name: Steven L. Lampert
                                      Title: President

                              CELLULAR DIRECT, INC.

                              By:     /s/ STEVEN L. LAMPERT
                                      ----------------------------------
                                      Name: Steven L. Lampert
                                      Title: President

                              PRIVATE VENTURES INC.

                              By:     /s/ STEVEN L. LAMPERT
                                      ----------------------------------
                                      Name: Steven L. Lampert
                                      Title: President

                              BUYERS

                              /s/ Steven L. Lampert
                              ------------------------------------------
                              Steven L. Lampert


                              /s/ Michael D. Preston
                              ------------------------------------------
                              Michael D. Preston


                              SELLING STOCKHOLDERS

                              /s/ Michael G. Miller
                              ------------------------------------------
                              Michael G. Miller


                              ------------------------------------------
                              Jeffrey L. Schwartz


JAMI MARKETING SERVICES, INC.
  agrees to the provisions of
  Section 1.6 of this Agreement

JAMI MARKETING SERVICES, INC.

By:/s/ Michael G. Miller
   ----------------------------

                              BUYERS


                              ------------------------------------------
                              Steven L. Lampert



                              ------------------------------------------
                              Michael D. Preston


                              SELLING STOCKHOLDERS


                              ------------------------------------------
                              Michael G. Miller

                              /s/ Jeffrey L. Schwartz
                              ------------------------------------------
                              Jeffrey L. Schwartz


JAMI MARKETING SERVICES, INC.
  agrees to the provisions of
  Section 1.6 of this Agreement

JAMI MARKETING SERVICES, INC.

By:/s/ Jeffrey L. Schwartz
   ------------------------------
   Jeffrey L. Schwartz, President

                            SCHEDULE A TO AGREEMENT
                  AMONG LAMPERT, PRESTON, SCHWARTZ AND MILLER
                              AND CERTAIN ENTITIES

                                MILLER INTERESTS

                                         SHARES OF STOCK                   UNITS
                                         ---------------                   -----
Long Distance Direct Inc.                23.75 common shares
                                         without par value

Long Distance Direct L.P.                                                  23.5125

Cellular Direct Inc.                     23.75 common shares
                                         par value $.01 per
                                         share

Cellular Direct L.P.                                                       23.5125

Private Ventures Inc.                    50 common shares,
                                         par value $.01
                                         per share

                               SCHWARTZ INTERESTS

Long Distance Direct Inc.                23.75 common shares
                                         without par value

Long Distance Direct L.P.                                                  23.5125

Cellular Direct Inc.                     23.75 common shares
                                         par value $.01 per
                                         share

Cellular Direct L.P.                                                       23.5125

Private Ventures Inc.                    50 common shares
                                         par value $.01
                                         per share

                         SCHEDULE B TO AGREEMENT AMONG
                     LAMPERT, PRESTON, SCHWARTZ AND MILLER
                              AND CERTAIN ENTITIES

             Aggregate Capital and Current Account Credit Balances

                   Miller                           $40,000

                   Schwartz                         $40,000

                                  EXHIBIT I-A


                                   See Tab 6

                                  EXHIBIT I-B


                                   See Tab 7

                                   EXHIBIT II


                                   See Tab 10

                                  EXHIBIT III


                                See Tabs 8 and 9

                                   EXHIBIT IV


                               See Tabs 13 and 14

                                   EXHIBIT V


                                   See Tab 12

                               Michael D. Preston
                               91 Reddington Road
                                 London NW3 7RR

                                                        April 6, 1993

JAMI Marketing Services, Inc.
2 Blue Hill Plaza
Box No. 1662
Pearl River, N.Y.
U.S.A.

Dear Sirs:

                I hereby undertake that with effect from 1 April 1993, I will use my best efforts to procure the transfer to Long Distance Direct Inc., of any and all obligations with respect to the lease of motor vehicle Mercedes 560 SL, registration number M9K-135, from JAMI Marketing Services, Inc. In the event that the leasing company is unwilling to effect such transfer, I agree to indemnify JAMI Marketing Services, Inc. against all costs relating thereto with effect from 1 April 1993.

                                           Yours faithfully,

                                           /s/ Michael D. Preston
                                           ----------------------
                                           Michael D. Preston

                               Steven L. Lampert
                                9 Lansdale Road
                            New City, New York 10956
                                     U.S.A.

                                                        April 6, 1993

JAMI Marketing Services, Inc.
2 Blue Hill Plaza
Box No. 1662
Pearl River, N.Y.
U.S.A.

Dear Sirs:

        I hereby acknowledge my indebtedness to JAMI Marketing Services, Inc., in the sum of $22,000 in respect of losses incurred in relation to my participation in a joint venture with 900 Direct. In consideration of JAMI's formal acknowledgement that there are no other sums owing by me to it or its affiliates or associate companies in respect of any other ventures, I hereby agree to discharge my obligation to JAMI by six equal monthly installments, the first such installment to be paid on the Closing Date of the purchase of the Miller and Schwartz interests in Long Distance Direct, Inc. as defined in the agreement for such purchases. Failure to pay any such installment shall constitute a default under the said agreement and entitle Miller, Schwartz, and JAMI to the acceleration rights contained in the said agreement.

                                         Yours Faithfully,

                                         /s/ Steven L. Lampert
                                         ----------------------
                                         Steven L. Lampert

        We hereby undertake that none of the legal fees payable by ourselves to Messrs. Willkie Farr & Gallagher in connection with the acquisition of the Miller and Schwartz interests in Long Distance Direct, Inc. and Long Distance Direct L.P. will be paid by Long Distance Direct L.P.

                                         By: /s/ Michael D. Preston
                                             ----------------------
                                             Michael D. Preston



                                         By: /s/ Steven L. Lampert
                                             ----------------------
                                             Steven L. Lampert

                            SECURED PROMISSORY NOTE

        FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Long Distance Direct L.P., a New York limited partnership having its principal office at 1 Blue Hill Plaza, Pearl River, New York 10965 (the "Partnership"), hereby promises to pay to the order of Michael
G. Miller, residing at 5 Sky Drive, New City, New York 10956 ("Miller"), and Jeffrey L. Schwartz, residing at 9 Lansdale Road, New City, New York 10956 ("Schwartz"; Schwartz and Miller, collectively, the "Payees"), the aggregate principal sum of Two Hundred Fifty Thousand Dollars ($250,000) with interest as and only as described herein.

        Terms used but not defined herein shall have the meanings ascribed thereto in the Agreement dated as of April 6, 1993 by and among the Sellers, the Partnership and certain other entities (collectively the "Other Entities") and Steven L. Lampert and Michael D. Preston (the "Agreement").

        The Partnership hereby agrees to pay the sum of $300 to each Payee on the first Business Day of each week commencing with the first Business Day of the week following the Closing Date, until all amounts owed in respect of this Note have been paid in full.

        Any amounts paid by the Partnership pursuant to Sections 1.2, 1.4 or 1.5 of the Agreement shall constitute prepayments of the amounts due under this Note and shall be credited first against any accrued and unpaid interest hereon and then against the final payments due hereunder.

        This Note may be prepaid in full or in part at any time without premium or penalty.

        All payments of principal of and interest on this Note shall be made in any coin or currency of the United States of America as, at the respective times of such payments, shall be legal tender for the payment of public and private debts. Payments shall be made on a Business Day by bank or tellers check payable one half to each Payee. As used herein, the term "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed. If the due date for any payment described above is not a Business Day, then the Payees shall not be entitled to payment of the amount due until the next following Business Day, and shall not be entitled to any interest or other payment in respect of such delay.

        Any of the following shall constitute an Event of Default under this
Note: (a) default in payment when due of any payments called for hereunder, and such default is not cured within sixty (60) days after written notice to the Partnership, (b) a petition in bankruptcy shall have been filed by or against the Partnership or any endorser of this Note, (c) a receiver or similar entity shall have been appointed for the benefit of the creditors of the Partnership or any endorser of this Note or (d) a default occurs in the performance by the Buyers, the Partnership or any of the Other Entities of any obligations under the Agreement, and such default is not cured within sixty (60) days after written notice to the Partnership. Upon the occurrence of an Event of Default the holder of this Note may, without notice, declare the remainder of the principal sum immediately due and payable. Failure to exercise this right shall not constitute a waiver to exercise such right at any other time.

        The rights and remedies of the holder as provided in this Note shall be cumulative and may be pursued singly, successively or together for payment in the sole discretion of the holder. The failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

        The obligations evidenced by this Note are secured by a Security Agreement dated of even date herewith between the Partnership, the Other Entities and the Payees and JAMI. This Note is freely assignable by the holder hereof and the rights of the Payees under the Security Agreement shall inure to the benefit of the holder of this Note and the assigns thereof.

        In the event that the amounts owed hereunder are not paid prior to the second anniversary of the Closing Date, then interest shall be owed on any unpaid amounts at a rate equal to the sum of (a) 2.0% plus (b) the Prime Rate (as defined below) and shall be due and payable on the first Business Day of each calendar quarter and shall be deemed to have commenced accruing on the Closing Date in respect of such amount. For purposes of this Note, "Prime Rate" shall mean (i) the annual rate of interest announced by Citibank, N.A. from time to time as its "prime rate" in effect at its principal office in the City of New York or (ii) if Citibank, N.A. does not announce such a rate, then the "prime rate" published in the Wall Street Journal (New York edition). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed and shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted or published (as the case may be).

        In the event that any payment is not made when due hereunder, interest at the annual rate of the sum of (i) the Prime Rate plus (ii) 4.0 percent shall be payable monthly on the amount of such overdue payment under this Note from the date of the occurrence of the default until payment is made in full of such amount. In the event that the entire principal balance of the Note is declared immediately due and payable upon the occurrence of any Event of Default, interest at the annual rate of the sum of (i) the Prime Rate plus (ii) 4.0 percent shall be payable upon the entire principal balance from the date of the occurrence of the default until payment in full is made of all amounts due under this Note.

        The undersigned agrees to pay, in addition to the principal and interest, all costs of collection of this Note, including reasonable attorneys' fees and disbursements.

        If a law which applies to this Note and which sets maximum rates of interest which may be charged, is finally interpreted so that the interest collected or to be collected pursuant to this Note exceeds the permitted limits, then: (i) such interest shall be reduced by the amount necessary to reduce the interest to the permitted limit; and (ii) any sums already collected from the person or persons as to whom such amount charged is determined to have exceeded the permitted limits will be refunded to such person or persons. The holder of this Note may choose to make this refund by reducing the principal amount owed under this Note or by making a direct payment to such person or persons. If a refund reduces principal, the reduction will be treated as a partial prepayment.

        The Partnership waives presentment, demand for payment, notice of dishonor and any or all notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and consents to any or all delays, extensions of time, renewals, releases of any party to this Note and any and all waivers or modifications that may be granted or consent to by the holder with regard to the time of payment or with respect to any other provisions of this Note and agrees that no such action or failure to act on part of the holder shall be construed as a waiver by the holder of, or otherwise affect, its right to avail itself of any remedy with respect thereto.

        This Note shall be governed by and construed under the law of the State of New York as a note made in the State of New York, without regard to the choice of law principles thereof. Unless applicable law requires a different method, any notice that must be given to the Partnership under this Note will be given by delivering it or mailing it by first class mail to the Partnership at its address set forth at the beginning of this Note or at such other address as the Partnership may give notice of to the holder of this Note. Any notice to the holder of this Note will be given by mailing it first class mail to the holder of this Note at the address for the holder set forth at the beginning of this Note or at such other address as the holder may give notice of to the person signing this Note. The party will be deemed to have received the notice 5 days following the date of mailing.

        Any judicial proceeding brought against the Partnership with respect to any matter arising under this Note may be brought in the courts of the State of New York and in the United States District Court for the Southern District of New York, and the Partnership accepts for itself the jurisdiction of the aforesaid courts, irrevocably consents to the service of any and all process in any action or proceeding by the mailing of copies of such process to the Partnership at its address set forth at the beginning of this Note or at such other address as the Partnership may give notice of to the holder of this Note and irrevocably agrees to be bound by any judgment rendered thereby except nothing herein shall be deemed to waive the Partnership's right of appeal. The Partnership irrevocably waives to the fullest extent permitted by law any objection that it may have now or hereafter to the laying of venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum.

                IN WITNESS WHEREOF, the Partnership has caused this Note to be executed as of this 31 day of May 1993.

                                 LONG DISTANCE DIRECT L.P.

                                 By: LONG DISTANCE DIRECT INC.,
                                     its General Partner

                                 By: /s/ Steven Lampert
                                     --------------------------------
                                     Name: Steven Lampert
                                     Title: President

                            SECURED PROMISSORY NOTE

                FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, the undersigned, Long Distance Direct L.P., a New York limited partnership having its principal office at 1 Blue Hill Plaza, Pearl River, New York 10965 (the "Partnership"), hereby promises to pay to the order of JAMI Marketing Services, Inc., a Delaware corporation having its principal office at Two Blue Hill Plaza, Pearl River, New York 10965 (the "Payee"), the aggregate principal sum of Two Hundred Eighty Eight Thousand, Three Hundred Thirty Three and 34/100 Dollars ($288,333.34) with interest as and only as described herein.

                Terms used but not defined herein shall have the meanings ascribed thereto in the Agreement dated as of April 6, 1993 by and among Michael
G. Miller ("Miller"), Jeffrey L. Schwartz ("Schwartz"), the Partnership and certain other entities (collectively the "Other Entities") and Steven L. Lampert and Michael D. Preston (the "Agreement").

                Payments of the aforementioned principal amount shall be made as follows:

                (1) $38,333.34 shall be paid to the Payees in 6 equal monthly installments of $6,388.89 each, with the first such installment payment to be made within 30 days of the Closing Date, and with all 5 succeeding installment payments to be made on the monthly anniversary of the making of the first such installment payment.

                (2) Upon payment in full of all amounts owed under the Partnership Seller Note, the Partnership agrees to pay the sum of $600 to the Payee on the first Business Day of each week commencing with the first Business Day of the week following the week in which all amounts owed to the Selling Stockholders under the Partnership Seller Note are paid in full or released.

                Any amounts paid by the Partnership pursuant to Sections 1.2,
1.4 or 1.5 of the Agreement shall constitute prepayments of the amounts due hereunder and shall be credited first against any accrued and unpaid interest and then against the final payments due under Clause (2) above.

                This Note may be prepaid in full or in part at any time without premium or penalty.

                All payments of principal of and interest on this Note shall be made in any coin or currency of the United States of America as, at the respective times of such payments, shall be legal tender for the payment of public and private debts.

Payments shall be made on a Business Day by bank or tellers check payable to the Payee. As used herein, the term "Business Day" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York City are required or authorized to be closed. If the due date for any payment described above is not a Business Day, then the Payee shall not be entitled to payment of the amount due until the next following Business Day, and shall not be entitled to any interest or other payment in respect of such delay.

                Any of the following shall constitute an Event of Default under this Note: (a) default in payment when due of any payments called for hereunder, and such default is not cured within sixty (60) days after written notice to the Partnership, (b) a petition in bankruptcy shall have been filed by or against the Partnership or any endorser of this Note, (c) a receiver or similar entity shall have been appointed for the benefit of the creditors of the Partnership or any endorser of this Note or (d) a default occurs in the performance by the Buyers, the Partnership or any of the Other Entities of any obligations under the Agreement, and such default is not cured within sixty (60) days after written notice to the Partnership. Upon the occurrence of an Event of Default the holder of this Note may, without notice, declare the remainder of the principal sum immediately due and payable. Failure to exercise this right shall not constitute a waiver to exercise such right at any other time.

                The rights and remedies of the holder as provided in this Note shall be cumulative and may be pursued singly, successively or together for payment in the sole discretion of the holder. The failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

                The obligations evidenced by this Note are secured by a Security Agreement dated of even date herewith between the Partnership, the Other Entities and the Payee and Miller and Schwartz. This Note is freely assignable by the holder hereof and the rights of the Payees under the Security Agreement shall inure to the benefit of the holder of this Note and the assigns thereof.

                In the event that the amounts owed hereunder are not paid prior to the second anniversary of the Closing Date, then interest shall be owed on any unpaid amounts at a rate equal to the sum of (a) 2.0% plus (b) the Prime Rate (as defined below) and shall be due and payable on the first Business Day of each calendar quarter and shall be deemed to have commenced accruing on the Closing Date in respect of such amount. For purposes of this Note, "Prime Rate" shall mean (i) the annual rate of interest announced by Citibank, N.A. from time to time as its "prime rate" in effect at its principal office in the City of New York or (ii) if Citibank, N.A. does not announce such a rate, then the "prime rate" published in the Wall Street Journal (New York edition). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed and shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted or published (as the case may be).

                In the event that any payment is not made when due hereunder, interest at the annual rate of the sum of (i) the Prime Rate plus (ii) 4.0 percent shall be payable monthly on the amount of such overdue payment under this Note from the date of the occurrence of the default until payment is made in full of such amount. In the event that the entire principal balance of the
Note is declared immediately due and payable upon the occurrence of any Event of Default, interest at the annual rate of the sum of (i) the Prime Rate plus (ii)
4.0 percent shall be payable upon the entire principal balance from the date of the occurrence of the default until payment in full is made of all amounts due under this Note.

                The undersigned agrees to pay, in addition to the principal and interest, all costs of collection of this Note, including reasonable attorneys' fees and disbursements.

                If a law which applies to this Note and which sets maximum rates of interest which may be charged, is finally interpreted so that the interest collected or to be collected pursuant to this Note exceeds the permitted limits, then: (i) such interest shall be reduced by the amount necessary to reduce the interest to the permitted limit; and (ii) any sums already collected from the person or persons as to whom such amount charged is determined to have exceeded the permitted limits will be refunded to such person or persons. The holder of this Note may choose to make this refund by reducing the principal amount owed under this Note or by making a direct payment to such person or persons. If a refund reduces principal, the reduction will be treated as a partial prepayment.

                The Partnership waives presentment, demand for payment, notice of dishonor and any or all notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note and consents to any or all delays, extensions of time, renewals, releases of any party to this Note and any and all waivers or modifications that may be granted or consent to by the holder with regard to the time of payment or with respect to any other provisions of this Note and agrees that no such action or failure to act on part of the holder shall be construed as a waiver by the holder of, or otherwise affect, its right to avail itself of any remedy with respect thereto.

                This Note shall be governed by and construed under the law of the State of New York as a note made in the State of New York, without regard to the choice of law principles thereof. Unless applicable law requires a different method, any notice that must be given to the Partnership under this Note will be given by delivering it or mailing it by first class mail to the Partnership at its address set forth at the beginning of this

Note or at such other address as the Partnership may give notice of to the holder of this Note. Any notice to the holder of this Note will be given by mailing it first class mail to the holder of this Note at the address for the holder set forth at the beginning of this Note or at such other address as the holder may give notice of to the person signing this Note. The party will be deemed to have received the notice 5 days following the date of mailing.

        Any judicial proceeding brought against the Partnership with respect to any matter arising under this Note may be brought in the courts of the State of New York and in the United States District Court for the Southern District of New York, and the Partnership accepts for itself the jurisdiction of the aforesaid courts, irrevocably consents to the service of any and all process in any action or proceeding by the mailing of copies of such process to the Partnership at its address set forth at the beginning of this Note or at such other address as the Partnership may give notice of to the holder of this Note and irrevocably agrees to be bound by any judgment rendered thereby except nothing herein shall be deemed to waive the Partnership's right of appeal. The Partnership irrevocably waives to the fullest extent permitted by law any objection that it may have now or hereafter to the laying of venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum.

        IN WITNESS WHEREOF, the Partnership has caused this Note to be executed as of this 31 day of May 1993.

                                 LONG DISTANCE DIRECT L.P.

                                 By: LONG DISTANCE DIRECT INC.,
                                     its General Partner

                                 By: /s/ Steven Lampert
                                     --------------------------------
                                     Name: Steven Lampert
                                     Title: President

                                    GUARANTY

        Guaranty, dated as of May 31, 1993, given by Steven L. Lampert, residing at 9 Lansdale Road, New City, New York 10956 (the "Guarantor"), to JAMI Marketing Services, Inc., a Delaware organization (the "Guaranteed Party").

        The Guarantor hereby guarantees to the Guaranteed Party, including its successors and assigns, the payment, when due, by stated maturity, acceleration or otherwise, of all amounts owed to the Guaranteed Party by Long Distance Direct L.P., a New York limited partnership (the "Partnership"), pursuant to a Promissory Note (the "Note") dated as of even date herewith made by the Partnership (the "Guaranteed Obligations"); provided, however, that the liability of the Guarantor hereunder shall not exceed $38,333.34 (the "Guaranteed Amount"), and this Guaranty shall terminate and be of no further force or effect upon the payment under the Note of amounts equal to or greater than the Guaranteed Amount.

        The Guarantor also agrees: that this Guaranty shall not be impaired by any modification, supplement, extension or amendment of the Note or any other contract or agreement now existing between the parties or to which the parties thereto may hereafter agree, nor by any modification, release or other alteration of any of the Guaranteed Obligations or of any security therefor, nor by any agreements or arrangements whatever with the Partnership or anyone else; that the liability of the Guarantor hereunder is direct and unconditional and may be enforced without requiring the Guaranteed Party first to resort to any other right, remedy or security; that the Guarantor shall not have any right of subrogation, reimbursement or indemnity whatsoever; nor any right or recourse to security for the debts and obligations of the Partnership to the Guaranteed Party, unless and until all of said debts and obligations have been paid in full; that if there is more than one Guarantor, the liability of the Guarantors hereunder shall be joint and several; that if the Partnership or any Guarantor should at any time become insolvent or make a general assignment for the benefit of creditors, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of the Partnership or any Guarantor, any and all obligations of each Guarantor shall, at the option of the Guaranteed Party, forthwith become due and payable without notice; that this Guaranty is, as to each Guarantor, a continuing Guaranty; that the death of any Guarantor shall not affect the termination of this Guaranty as to such deceased Guarantor or as to any other Guarantor; and that nothing shall discharge or satisfy the liability of any Guarantor hereunder except the payment of the Guaranteed Obligations in an amount equal to or exceeding the Guaranteed Amount.

         The Guarantor waives: notice of acceptance hereof, presentment and protest of any instrument, and notice thereof; notice of default; and all other notices to which Guarantor might otherwise be entitled.

        This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of New York, shall be binding upon the heirs, executors, administrators, successors and assigns of each Guarantor and shall inure to the benefit of your successors and assigns.

        Any judicial proceeding brought against the Guarantor with respect to any matter arising under this Guaranty may be brought in the courts of the State of New York and in the United States District Court for the Southern District of New York, and the Guarantor accepts for itself the jurisdiction of the aforesaid courts, irrevocably consents to the service of any and all process in any action or proceeding by the mailing of copies of such process to the Guarantor at its address set forth at the beginning of this Guaranty or at such other address as the Guarantor may give notice of to the Guaranteed Party and irrevocably agrees to be bound by any judgment rendered thereby except nothing herein shall be deemed to waive the Guarantor's right of appeal. The Guarantor irrevocably waives to the fullest extent permitted by law any objection that it may have now or hereafter to the laying of venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum.

        IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the date first above written.

/s/ STEVEN L. LAMPERT
----------------------------
STEVEN L. LAMPERT


STATE OF NEW YORK        )
                         )ss.:
COUNTY OF ROCKLAND       )

        On this 1 day of June, 1993, before me personally came Steven L. Lampert, who being by me duly sworn did depose and say he resides at 9 Lansdale Road, New City, New York 10956, and acknowledged to me that he signed his name thereto.

                                              /s/ Gregory C. Hutter
                                              ---------------------------
                                                    Notary Public
                                                 GREGORY C. HUTTER
                                           NOTARY PUBLIC, STATE OF NEW YORK
                                                  NO. 01HU4967855
                                             QUALIFIED IN ROCKLAND COUNTY
                                           QUALIFIED IN WESTCHESTER COUNTY
                                           COMMISSION EXPIRES JUNE 11, 1994

                                    GUARANTY

        Guaranty, dated as of May 31, 1993, given by Michael D. Preston, residing at 91 Redington Road, London NW3 7RR, England (the "Guarantor"), to JAMI Marketing Services, Inc., a Delaware organization (the "Guaranteed Party").

        The Guarantor hereby guarantees to the Guaranteed Party, including its successors and assigns, the payment, when due, by stated maturity, acceleration or otherwise, of all amounts owed to the Guaranteed Party by Long Distance Direct L.P., a New York limited partnership (the "Partnership"), pursuant to a Promissory Note (the "Note") dated as of even date herewith made by the Partnership (the "Guaranteed Obligations"); provided, however, that the liability of the Guarantor hereunder shall not exceed $38,333.34 (the "Guaranteed Amount"), and this Guaranty shall terminate and be of no further force or effect upon the payment under the Note of amounts equal to or greater than the Guaranteed Amount.

        The Guarantor also agrees: that this Guaranty shall not be impaired by any modification, supplement, extension or amendment of the Note or any other contract or agreement now existing between the parties or to which the parties thereto may hereafter agree, nor by any modification, release or other alteration of any of the Guaranteed Obligations or of any security therefor, nor by any agreements or arrangements whatever with the Partnership or anyone else; that the liability of the Guarantor hereunder is direct and unconditional and may be enforced without requiring the Guaranteed Party first to resort to any other right, remedy or security; that the Guarantor shall not have any right of subrogation, reimbursement or indemnity whatsoever; nor any right or recourse to security for the debts and obligations of the Partnership to the Guaranteed Party, unless and until all of said debts and obligations have been paid in full; that if there is more than one Guarantor, the liability of the Guarantors hereunder shall be joint and several; that if the Partnership or any Guarantor should at any time become insolvent or make a general assignment for the benefit of creditors, or if a petition in bankruptcy or any insolvency or reorganization proceedings shall be filed or commenced by, against or in respect of the Partnership or any Guarantor, any and all obligations of each Guarantor shall, at the option of the Guaranteed Party, forthwith become due and payable without notice; that this Guaranty is, as to each Guarantor, a continuing Guaranty; that the death of any Guarantor shall not affect the termination of this Guaranty as to such deceased Guarantor or as to any other Guarantor; and that nothing shall discharge or satisfy the liability of any Guarantor hereunder except the payment of the Guaranteed Obligations in an amount equal to or exceeding the Guaranteed Amount.

         The Guarantor waives: notice of acceptance hereof, presentment and protest of any instrument, and notice thereof; notice of default; and all other notices to which Guarantor might otherwise be entitled.

         This Guaranty, all acts and transactions hereunder, and the rights and obligations of the parties hereto shall be governed, construed and interpreted according to the laws of the State of New York, shall be binding upon the heirs, executors, administrators, successors and assigns of each Guarantor and shall inure to the benefit of your successors and assigns.

         Any judicial proceeding brought against the Guarantor with respect to any matter arising under this Guaranty may be brought in the courts of the State of New York and in the United States District Court for the Southern District of New York, and the Guarantor accepts for itself the jurisdiction of the aforesaid courts, irrevocably consents to the service of any and all process in any action or proceeding by the mailing of copies of such process to the Guarantor at its address set forth at the beginning of this Guaranty or at such other address as the Guarantor may give notice of to the Guaranteed Party and irrevocably agrees to be bound by any judgment rendered thereby except nothing herein shall be deemed to waive the Guarantor's right of appeal. The Guarantor irrevocably waives to the fullest extent permitted by law any objection that it may have now or hereafter to the laying of venue of any judicial proceeding brought in such courts and any claim that any such judicial proceeding has been brought in an inconvenient forum.


        IN WITNESS WHEREOF, the Guarantor has caused this Guaranty to be duly executed as of the date first above written.


/s/ MICHAEL D. PRESTON
---------------------------------
MICHAEL D. PRESTON


STATE OF NEW YORK        )
                         )ss.:
COUNTY OF ROCKLAND       )

        On this 1 day of June, 1993, before me personally came Michael D. Preston, who being by me duly sworn did depose and say he resides at 91 Redington Road, London NW3 7RR, England, and acknowledged to me that he signed his name thereto.



                                                   /s/ GREGORY C. HUTTER
                                                   ---------------------------
                                                   Notary Public
                                                        GREGORY C. HUTTER
                                                NOTARY PUBLIC, STATE OF NEW YORK
                                                         NO. 01HU4967855
                                                  QUALIFIED IN ROCKLAND COUNTY
                                                 QUALIFIED IN WESTCHESTER COUNTY
                                                COMMISSION EXPIRES JUNE 11, 1994

                               SECURITY AGREEMENT


        SECURITY AGREEMENT dated as of May 31, 1993 by and between Michael G. Miller, residing at 5 Sky Drive, New City, New York 10956, and Jeffrey L. Schwartz, residing at 3 Glen Eagles Court, New City, New York 10956 and JAMI Marketing Services, Inc. ("JAMI") whose principal place of business is located at Two Blue Hill Plaza, Pearl River, New York 10965 (collectively, the "Secured Parties"), and Long Distance Direct L.P., a New York limited partnership ("LDDLP" or the "Partnership"), Long Distance Direct, Inc., a New York corporation (the "Company"), Cellular Direct, Inc., a New York corporation ("CDI"), Private Ventures Inc., a New York corporation ("PVI"), and Cellular Direct L.P., a New York limited partnership ("CDLP"; the Partnership, the Company, CDI, PVI and CDLP, each, an "Entity" and collectively, the "Entities"), each with an address at One Blue Hill Plaza, Pearl River, New York 10965.

        NOW THEREFORE, the parties hereto hereby agree as follows:

        Section 1. Definitions. Terms defined in the Agreement (the "Agreement") dated as of April 6, 1993 by and among the Secured Parties, Michael D. Preston ("Preston"), Steven L. Lampert ("Lampert") and the Entities are used herein as defined therein, unless otherwise indicated. In addition, as used herein:

        "Accounts Receivable" shall mean and include any present or future right to payment for services rendered, or to be rendered, by any Entity, all present and future accounts, accounts receivable, receivables, any other right of the Entities to payment under a contract for the sale or lease of goods or the rendering of services, which right is at the time not yet earned by performance, books, debts, notes, bills, drafts, acceptances, choses in action, chattel paper, instruments, documents, and other forms of obligations at any time owing to or owned by any Entity, and the proceeds of any sale or other disposition thereof, including all property obtained in foreclosure proceedings with respect thereto.

        "Collateral" has the meaning ascribed thereto in Section 4 hereof.

        "Event of Default" has the meaning ascribed thereto in Section 6 hereof.

        "Obligations" means the obligations of LDDLP under the Partnership Seller Note and Partnership JAMI Note.

        "Other Assets" shall mean and include any and all personal property, patents, copyrights, trademarks, good will, and general intangibles and any other assets of the Entities not specifically identified in the definition of Accounts Receivable or this definition and the proceeds, whether cash or non-cash, of all of the foregoing, including all property obtained in foreclosure proceedings with respect thereto.

        "Person" means an individual, partnership, corporation, trust, unincorporated association or other entity of any nature.

        "Prime Rate" shall mean (i) the annual rate of interest announced by Citibank, N.A. from time to time as its "prime rate" in effect at its principal office in the City of New York or (ii) if Citibank, N.A. does not announce such a rate, then the "prime rate" published in the Wall Street Journal (New York edition). Interest shall be computed on the basis of a 365-day year for the actual number of days elapsed since payment of such amounts by the Partnership and shall change when and as the Prime Rate is changed, and any such change in the Prime Rate shall become effective at the opening of business on the day on which such change is adopted or published (as the case may be).

        "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time.


        Section 2. Grant of Security Interest. Subject to the provisions hereof, with respect to the Obligations the Entities hereby jointly pledge, assign and grant ratably to the Secured Parties a lien on and security interest in all of the Collateral, subject to the AFC Lien (as defined in Section 9) on such Collateral.


        Section 3. Representations and Warranties. Each Entity represents and warrants to the Secured Parties that:

        (a) this Agreement creates a valid security interest in the Collateral and, when properly filed (together with the appropriate ancillary documents) by the Secured Parties, will create a perfected security interest in the Collateral subject only to the AFC Lien.

        (b) The financial books and records relating to the Collateral and the Collateral are located at 1 Blue Hill Plaza, Pearl River, New York 10965 and the Entities will give notice to the Secured Parties of any change in such location.

        (c) The Entity has full power and authority to execute this Security Agreement and, except to the extent any contract relating to the Collateral prohibits such action, to subject the Collateral to the security interest created hereby.

        (d) The Entity will execute such financing statements, assignments, applications or certificates of title, and other instruments and perform such acts as the Secured Parties may reasonably request to establish, perfect and maintain an attached perfected security interest in and lien on the Collateral.


        Section 4. Collateral. The Collateral shall consist of all of each Entity's right, title and interest in its Accounts Receivable and Other Assets, subject to the AFC Lien. The Collateral constitutes and will constitute security for the payment as and when due of all indebtedness and the performance of all obligations under Sections 1.2(b), 1.3, 1.4, 1.5, 1.6, 1.8, 1.9 and 1.10 of the Agreement (the "Relevant Sections") and this Agreement, and, without limitation to the foregoing, the Collateral constitutes and will constitute security for the full and prompt payment of any and all moneys heretofore, now, or hereafter due or owing to the Secured Parties from the Entities by reason of debts of any kind, nature, or description at any time incurred or held by the Secured Parties for the account or benefit of, or against, the Entities arising out of the Relevant Sections and this Agreement, regardless of any other collateral or security delivered or held in connection therewith. The Collateral shall be and remain as continuing security for all costs, fees, charges, and expenses which may be due or owing in connection therewith, all of which shall be and remain additional liens on the Collateral until each and all of the same have been fully paid, satisfied, and discharged. All of the payment and performance obligations described in this paragraph shall be included in the term "Obligations".

        Section 5. Extent of Agreement. The Secured Parties hereby acknowledge that this Agreement has been entered into by the Entities for the purposes of attachment of a security interest only. This Agreement shall be solely for the benefit of the Entities and the Secured Parties and shall not confer any benefit on, nor affect the rights of, any other Person.


        Section 6. Defaults. Any of the following shall constitute an Event of Default under this Agreement: (a) default in the payment when due of any payments called for under any of the Relevant Sections, and such default is not cured within sixty (60) days after written notice to the Partnership, or (b) a petition in bankruptcy shall have been filed by or against the Partnership, or
(c) a receiver or similar entity shall have been appointed for the benefit of the creditors of the Partnership or (d) a default occurs in the performance by the Buyers, the Partnership or any of the other Entities of any obligations under the Agreement, and such default is not cured within sixty (60) days after written notice to the Partnership.

        Section 7. Events of Default. During the period in which an Event of Default shall have occurred and be continuing, the Secured Parties shall, without demand or notice, have all of the rights and remedies with respect to the Collateral under the Uniform Commercial Code including, without limitation, the right to foreclose upon the Collateral pursuant to the terms of the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted), and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted.


        Section 8. Termination. When the Obligations secured hereby are paid in full or released in writing by the Secured Parties (or their assignees), this Agreement shall terminate.


        Section 9. Subordination; Standstill; Consent; Reliance by Allstate Financial Corporation.

        (a) Notwithstanding anything to the contrary contained in this Agreement or otherwise, and irrespective of the time, order or method of attachment or perfection of the liens or security interests granted by the Partnership to each of Allstate Financial Corporation ("AFC") and the Secured Parties or the time or order of filing or recording of financing statements with respect thereto, any and all liens or security interests which the Secured Parties may now or hereafter have in, to or on the Collateral shall be, and hereby are made, subordinate and junior to the liens and security interests of, and remedies available to, AFC (the "AFC Lien") under the Accounts Receivable Factoring and Security Agreement (as in effect from time to time, the "Factoring Agreement") between the Partnership and AFC in, to or on the Accounts Receivable.

        (b) Notwithstanding anything to the contrary contained in this Agreement or otherwise, until all obligations of (or on behalf of) the Partnership to AFC shall have been indefeasibly paid in full, and the Factoring Agreement shall have been terminated by AFC, the Secured Parties shall not directly or indirectly foreclose (or seek to foreclose) or realize (or seek to realize) upon all or any portion of the Accounts Receivable.

        (c) Notwithstanding anything to the contrary contained in this Agreement, the Secured Parties hereby consent to the execution, delivery and performance by the Partnership and AFC of the Factoring Agreement including, without limitation, the transactions, liens and remedies contemplated therein and waive any and all provisions of this Agreement to the extent necessary to permit such execution, delivery and performance.

        (d) AFC is an express intended third party beneficiary of this Section
9. The provisions of this Section 9 are continuing provisions and all financial accommodations by AFC to the Partnership shall be conclusively presumed to have been made in reliance hereon. AFC may enforce this Section 9 directly against the Secured Parties.


        Section 10. Further Subordination. The Secured Parties agree to subordinate their security interest in the Accounts Receivable to any existing, future or successor institutional lender(s) providing financing to the partnership in a bona fide financing transaction which is not for the purpose of financing the obligations in whole or in part of Lampert or Preston under the Agreement and which does not have the effect of permitting distributions to either Lampert or Preston (except for distributions effected in the ordinary course of business) from the Partnership.


        Section 11. Covenants and Agreements of Entities. The Entities covenant that they will perform the obligations contained in each of the following paragraphs in accordance with the terms and conditions thereof. The rights granted to the Secured Parties, and the obligations imposed on the Entities, in this Section are all subject to the provisions of Section 9.

        (a) Recording. The Entities shall, at their own cost and expense, promptly and duly execute, record and file financing statements and this Agreement and all other security agreements pertaining to the Collateral and all such instruments and documents of further assurances including, but not limited to, supplemental security agreements, financing statements and continuation statements, and take such other action, as the Secured Parties may require in order that, in the Secured Parties' reasonable opinion, a valid lien on and security interest in the Collateral in favor of the Secured Parties will be established, perfected and continued in effect at all times. The Entities hereby authorize the Secured Parties to effect such recording and filing as aforesaid (including the filing of any financing statements or continuation statements without the signature of the Entities where permissible).

        (b) Further Assurances. The Entities shall execute and deliver to the Secured Parties from time to time, at the Secured Parties request, such documents and instruments, and take such action, as the Secured Parties may deem necessary or proper to perfect or otherwise protect the security interests created hereby.

        (c) Records of Accounts. The Entities will at all times keep accurate and complete records of Entities'

        Accounts Receivable. At any time while any of the Obligations remain outstanding, the Entities shall, at the request of the Secured Parties, provide to the Secured Parties a schedule of the Entities' Accounts Receivable describing each such account, including the name and address of the account debtor and such other information as the Secured Parties may request. The Entities will permit the Secured Parties or their agents or representatives to examine the books and records of the Entities during normal business hours.

        (d) Notification to Account Debtors. The Secured Parties shall have the right to notify the account debtors obligated on any of the Entities Accounts Receivable directing them to make payment to the Secured Parties and to take assume control of all proceeds of the collection of any Accounts Receivable, which right the Secured Parties may exercise at any time while any of the Obligations remain outstanding but only upon the occurrence of an Event of Default hereunder. Until such time as the Secured Parties elect to exercise such right by mailing notice thereof to the Entities, the Entities are authorized, as the agent of the Secured Parties, to collect and enforce said Accounts Receivable. The costs of such collection and enforcement, including attorney's fees and out-of-pocket expenses, shall be borne solely by the Entities whether the same are incurred by the Secured Parties or the Entities and shall constitute part of the Obligations secured hereby.

        (e) Defense of Security Interest. The Entities shall appear in and defend, without cost to the Secured Parties, any action or proceeding purporting to affect the security interest hereunder or the rights or powers of the Secured Parties and, when reasonably requested by the Secured Parties, to commence and maintain any action or proceeding necessary to protect such security interest and such rights or powers, and to pay all the costs and expenses, including without limitation attorneys fees, which the Secured Parties may incur in the event that the Secured Parties elect to appear in, defend or commence and maintain any such action or proceeding.

        (f) Payment of Secured Parties' Expenses. The Entities shall pay, immediately and without demand, all sums expended by the Secured Parties in the enforcement and protection of the Secured Parties' rights pursuant to this instrument, including without limitation attorneys' fees and disbursements, with interest from date of expenditure at an annual rate equal to the lesser of (i) the sum of (A) the Prime Rate plus (B) 4.0% or (ii) the highest annual rate permitted by law. All such sums expended shall be a lien on the Collateral and shall be deemed to be secured hereby.

        (g) Secured Parties' Right to Act For the Entities. If there occurs an Event of Default or an event which, with the giving of notice or passage of time, or both, would constitute an Event of Default hereunder, then the Secured Parties have the right, but not the obligation, without notice and without in any way releasing the Entities from any of the Obligations to do any or all of the following:

            (i) make the payment or do the act in such manner and to such extent as the Secured Parties may deem necessary to protect the Collateral;

            (ii) appear in and defend any action or proceeding purporting to affect the Collateral or the rights or powers of the Secured Parties;

            (iii) pay, purchase, contest or compromise any encumbrance, charge, or lien which in the judgment of the Secured Parties appears to affect the Collateral;

            (iv) incur any liability and expend such amounts as the Secured Parties, in their absolute discretion, may deem necessary to accomplish any of the matters described in (i) through (iii) above, including without limitation paying necessary expenses, employing counsel, paying counsel's fees, and so forth.

        (h) Effect of Prior Recourse to Collateral. The Secured Parties' prior recourse to any part or all of the Collateral shall not prevent the Secured Parties from exercising their rights or commencing any proceedings for payment or performance of the Obligations. The Entities hereby waive their rights, if any, to require the Secured Parties to proceed against any or all of the Collateral prior to instituting any proceeding or action for payment or performance of the Obligations.

        (i) Conduct of Sale of Security. In the event that the Secured Parties elect to sell any part or all of the Collateral, on one or more occasions, the following shall apply with regard to such sale in addition to those rights and remedies applicable under the Uniform Commercial Code:

            (i) The sale of any part or all of the Collateral shall have been made in a commercially reasonable manner as long as it is conducted in conformity with reasonable commercial practices for the disposition of similar property; the sale may be conducted at such place and time, to such person, for such price, and upon such terms as the Secured Parties deem best, all without demand for performance or notice or advertisement other than, if applicable, as may be required under the laws regulating the sale of securities;

            (ii) if applicable law requires reasonable notice of sale or other disposition, the Entities hereby, agrees that the sending of ten
            (10) Business Days notice to the Entities, in the manner as provided in Section 12 of the place and time of any public sale or of the time after which any private sale or other intended disposition is to be made shall be deemed reasonable notice thereof; and

            (iii) the Secured Parties may bid for and purchase at any sale the Collateral offered for sale or any part thereof and thereby become the owner thereof. The Secured Parties may make payment for any of the Collateral so purchased by any means.

        (j) Application of Proceeds of Sale Deficiencies. The Secured Parties may apply the cash proceeds from any sale or other disposition of the Collateral firstly to the reasonable expenses of retaking, holding, preparing for sale, and selling the Collateral, including without limitation broker's fees; secondly to reasonable attorney's fees and all legal expenses, travel and other expenses which may be incurred by the Secured Parties in attempting to collect the Obligations or enforce this Agreement or in the prosecution or defense of any action or proceeding related to the subject matter of this Agreement; and thirdly to all unpaid Obligations. The Entities shall remain liable for, and will pay the Secured Parties on demand, any deficiency remaining and the balance of any expenses unpaid. Any surplus shall be paid to the Entities, subject to any duty of the Secured Parties imposed by law to the holder of any subordinate security interest in the Collateral known to the Secured Parties.

        (k) Power of Attorney. To effectuate the terms and provisions hereof, the Entities hereby designate and appoint each Secured Party and its assignees, designees or agents as attorneys-in-fact of the Entities irrevocably and with power of substitution, with authority to do each and every of the following acts upon an Event of Default hereunder:

            (i) to sell, assign, deliver and dispose of any part of all the Collateral, at public or private sale at the option of Secured Party; and

            (ii) to do all other acts and things necessary and advisable in the sole discretion of each Secured Party to carry out and enforce this Agreement.

        All acts of said attorney or designee are hereby ratified and approved. Said attorney or designee shall not be liable for any acts of commission or omission or for any error of judgment or mistake of act or law except for acts, errors or mistakes for which such entity is judged grossly negligent by a court of competent jurisdiction.

        This power of attorney, being coupled with an interest, is irrevocable while any of the Obligations are due or not satisfied or fully performed.


        Section 12.  Miscellaneous.

        (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to the choice of law principles thereof. The parties hereto agree that any suit, action or proceeding arising out of or relating to this Agreement may be instituted and prosecuted in the United States District Court for the Southern District of New York or in the New York State Supreme Court located in New York County, and the parties hereto irrevocably submit to the jurisdiction of said courts and waive any rights to object to or challenge the appropriateness of said forums. Service of process shall be effected in accordance with the laws of the State of New York.

        (b) All notices, requests, consents and demands hereunder shall be in writing and shall together with any payments be personally delivered or sent postage prepaid to the intended party at the address set forth at the beginning of this Agreement (unless notification of a change of address is given in writing). The date of mailing of a notice or other statement shall be deemed the date the notice is given or statement rendered.

        (c) The terms of this Agreement may be waived, altered or amended only in a writing signed by the parties hereto.

        (d) This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. No party may assign this Agreement without the express written consent of the other parties.

        (e) This Agreement may be executed in counterparts, which together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

        (f) No delay or failure by the Secured Parties in the exercise of any right or remedies shall constitute a waiver thereof, and no single or partial exercise by the Secured Parties of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

        (g) The invalidity or unenforceability of any provisions of this Security Agreement shall not affect any other provision hereof, and this Security Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

        (h) All representations and warranties of the Entities and all terms, provisions, conditions and agreements to be performed by the Entities contained in this Agreement shall be true and correct, and satisfied, where applicable, at the time of execution of this Agreement, and shall survive the execution of this Agreement.

        (i) This Agreement contains the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous arrangements or understandings with respect thereto.

                IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first above written.

                                       LONG DISTANCE DIRECT L.P.

                                       By:     LONG DISTANCE DIRECT INC.,
                                       its General Partner



                                           By:/s/ Steven Lampert
                                              -------------------------------
                                              Name: Steven Lampert
                                              Title: President


                                       CELLULAR DIRECT L.P.

                                       By:     CELLULAR DIRECT INC.,
                                               its General Partner


                                           By:/s/ Steven Lampert
                                              -------------------------------
                                              Name: Steven Lampert
                                              Title: President

                                       LONG DISTANCE DIRECT, INC.



                                       By:/s/ Steven Lampert
                                          -------------------------------
                                          Name: Steven Lampert
                                          Title: President


                                       CELLULAR DIRECT, INC.


                                       By:/s/ Steven Lampert
                                          -------------------------------
                                          Name: Steven Lampert
                                          Title: President


                                       PRIVATE VENTURES INC.


                                       By:/s/ Steven Lampert
                                          -------------------------------
                                          Name: Steven Lampert
                                          Title: President

                                            SECURED PARTIES



                                            JAMI MARKETING SERVICES, INC.



                                            By: /s/ Jeffrey L. Schwartz
                                               -----------------------------


                                               /s/ Michael G. Miller
                                            --------------------------------
                                                   Michael G. Miller


                                              /s/  Jeffrey L. Schwartz
                                            --------------------------------
                                                   Jeffrey L. Schwartz

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:
-----------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and address(es)

   Long Distance Direct L.P., Long Distance Direct, Inc.,
   Cellular Direct L.P., Cellular Direct, Inc.

   Private Ventures Inc.
   2 Blue Hill Plaza,
   Pearl River, New York 10965
-----------------------------------------------------------------------------
2. Secured Party(ies) and address(es)

   Michael G. Miller, 5 Sky Drive,
   New City, New York 10956

   Jeffrey L. Schwartz, 3 Glen Eagles Court,
   New City, New York 10956

   JAMI Marketing Services, Inc.,
   2 Blue Hill Plaza,
   Pearl River, New York 10965
------------------------------------------------------------------------------
3. Maturity date (if any):

For Filing Officer (Date, Time, Number, and Filing Office)

------------------------------------------------------------------------------
4. This financing statement covers the following types (or items) of property:

   See attached Security Agreement
------------------------------------------------------------------------------
5. Assignee(s) of Secured Party and Address(es)

------------------------------------------------------------------------------
This statement is filed without the debtor's signature to perfect a security interest in collateral. (check /x/ if so)

/ / already subject to a security interest in another jurisdiction when it was brought into this state.

/ / which is proceeds of the original collateral described above in which a security interest was perfected:
------------------------------------------------------------------------------
Filed with:
1. New York State Secretary of State
2. Rockland County
------------------------------------------------------------------------------
Check /x/ if covered: / / Proceeds of Collateral are also covered.
                      / / Products of Collateral are also covered.
                      No. of additional Sheets presented:
------------------------------------------------------------------------------

                                         /s/ [illegible]
------------------------------------     -------------------------------------

By: /s/ [illegible]                      By: /s/ [illegible]
------------------------------------     -------------------------------------
     Signature(s) of Debtor(s)             Signature(s) of Secured Party(ies)

------------------------------------     -------------------------------------
                Title                                     Title

Debtor Copy

ORIGINATOR -- Remove this copy and forward balance of form intact for filing.

=============================================================================

This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code:
-----------------------------------------------------------------------------
1. Debtor(s) (Last Name First) and address(es)

   Long Distance Direct L.P., Long Distance Direct, Inc.,
   Cellular Direct L.P., Cellular Direct, Inc.

   Private Ventures Inc.
   2 Blue Hill Plaza,
   Pearl River, New York 10965
-----------------------------------------------------------------------------
2. Secured Party(ies) and address(es)

   Michael G. Miller, 5 Sky Drive,
   New City, New York 10956

   Jeffrey L. Schwartz, 3 Glen Eagles Court,
   New City, New York 10956

   JAMI Marketing Services, Inc.,
   2 Blue Hill Plaza,
   Pearl River, New York 10965
------------------------------------------------------------------------------
3. Maturity date (if any):

For Filing Officer (Date, Time, Number, and Filing Office)

------------------------------------------------------------------------------
4. This financing statement covers the following types (or items) of property:

   See attached Security Agreement
------------------------------------------------------------------------------
5. Assignee(s) of Secured Party and Address(es)

------------------------------------------------------------------------------
This statement is filed without the debtor's signature to perfect a security interest in collateral. (check /x/ if so)

/ / already subject to a security interest in another jurisdiction when it was brought into this state.

/ / which is proceeds of the original collateral described above in which a security interest was perfected:
------------------------------------------------------------------------------
Filed with:
1. New York State Secretary of State
2. Rockland County
------------------------------------------------------------------------------
Check /x/ if covered: / / Proceeds of Collateral are also covered.
                      / / Products of Collateral are also covered.
                      No. of additional Sheets presented:
------------------------------------------------------------------------------

                                         /s/ [illegible]
------------------------------------     -------------------------------------

By: /s/ [illegible]                      By: /s/ [illegible]
------------------------------------     -------------------------------------
     Signature(s) of Debtor(s)             Signature(s) of Secured Party(ies)

------------------------------------     -------------------------------------
               Title                                      Title

Debtor Copy

ORIGINATOR -- Remove this copy and forward balance of form intact for filing.

                                    RELEASE

KNOW ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN THAT,

LONG DISTANCE DIRECT INC., a New York corporation ("LDDI"), LONG DISTANCE DIRECT L.P., a New York limited partnership ("LDDLP"), CELLULAR DIRECT L.P. ("CDLP"), CELLULAR DIRECT, INC. ("CDI"), PRIVATE VENTURES INC. ("PVI"), Steven L. Lampert ("Lampert") and Michael D. Preston ("Preston") (hereafter LDDI, LDDLP, CDLP, CDI, PVI, Lampert and Preston are collectively referred to as the "RELEASOR")

for good and valuable consideration, the adequacy of which is hereby acknowledged, received from

Michael G. Miller, a United States citizen, and Jeffrey L. Schwartz, a United States citizen (hereafter collectively referred to as the "RELEASEE")

receipt of which is hereby acknowledged, releases and discharges the RELEASEE and his respective heirs, executors, successors and assigns from all action, causes of action, suits, debts, sums of money, accounts, bills, covenants, contracts, agreements, promises, damages, judgments, executions, claims and demands whatsoever, in law, admiralty or equity (hereafter all of the foregoing shall be referred to as "Claims"), which against the RELEASEE, the RELEASOR or the RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause of thing whatsoever from the beginning of the world to the date of this RELEASE, including Claims arising out of or in connection with the Stockholders Agreement dated as of December 1, 1991 by and among Preston, Lampert, Michael G. Miller ("Miller"), Jeffrey L. Schwartz ("Schwartz"), Jerry Lott ("Lott") and the Company and the Agreement of Limited Partnership dated as of April 17, 1992 by and among the Company, Preston, Lampert, Miller, Schwartz and Lott; provided however, that this Release shall not be effective as to any obligations or covenants of the RELEASEE contained in the Agreement dated as of April 6, 1993 by and among Miller, Schwartz and the RELEASOR.

This Release may not be changed orally.

This Release shall be governed by, construed and enforced in accordance with the laws of the State of New York, United States of America, without reference to the choice of law principles thereof.

        IN WITNESS WHEREOF, the Releasor has caused this Release to be duly
executed on May   , 1993.

                                       LONG DISTANCE DIRECT INC.



                                       By: /s/ Steven L. Lampert
                                           -------------------------------


                                       LONG DISTANCE DIRECT L.P.

                                       By:  LONG DISTANCE DIRECT INC.,
                                            its General Partner



                                            By: /s/ Steven L. Lampert
                                                --------------------------


                                       CELLULAR DIRECT L.P.

                                       By:  CELLULAR DIRECT, INC.,
                                            its General Partner



                                            By: /s/ Steven L. Lampert
                                                --------------------------


                                       CELLULAR DIRECT, INC.


                                       By: /s/ Steven L. Lampert
                                          ------------------------------


                                       PRIVATE VENTURES INC.



                                       By: /s/ Steven L. Lampert
                                           -----------------------------


                                        /s/ Steven L. Lampert
                                       ---------------------------------
                                            Steven L. Lampert

                                       /s/  Michael D. Preston
                                       ---------------------------------
                                            Michael D. Preston

                IN PRESENCE OF:


STATE OF NEW YORK                )
                                 )ss.:
COUNTY OF ROCKLAND               )


                On this 1 day of June, 1993, before me personally came Steven L. Lampert, who being by me duly sworn did depose and say he resides at 9 Lansdale Road, New City, New York 10956, and acknowledged to me that he signed his name thereto.

                                                    /s/ Gregory C. Hutter
                                                    --------------------------
                                                         Notary Public

                                                        GREGORY C. HUTTER
                                               NOTARY PUBLIC, STATE OF NEW YORK
                                                        NO. 01HU4967855
                                                  QUALIFIED IN ROCKLAND COUNTY
                                                 QUALIFIED IN WESTCHESTER COUNTY
                                                COMMISSION EXPIRES JUNE 11, 1994


                IN PRESENCE OF:


STATE OF NEW YORK                )
                                 )ss.:
COUNTY OF ROCKLAND               )


                On this 1 day of June, 1993, before me personally came Steven L. Lampert, who being by me duly sworn did depose and say he is the duly appointed President of each of Long Distance Direct, Inc., Cellular Direct, Inc. and Private Ventures Inc., and acknowledged to me that he signed his name in such capacity.


                                                    /s/ Gregory C. Hutter
                                                    --------------------------
                                                         Notary Public

                                                        GREGORY C. HUTTER
                                               NOTARY PUBLIC, STATE OF NEW YORK
                                                        NO. 01HU4967855
                                                  QUALIFIED IN ROCKLAND COUNTY
                                                 QUALIFIED IN WESTCHESTER COUNTY
                                                COMMISSION EXPIRES JUNE 11, 1994


                IN PRESENCE OF:


STATE OF NEW YORK                )
                                 )ss.:
COUNTY OF ROCKLAND               )


                On this 1 day of June, 1993, before me personally came Michael
D. Preston, who being by me duly sworn did depose and say he resides at 91 Redington Road, London NW3 7RR, England, and acknowledged to me that he signed his name thereto.



                                         /s/ Gregory C. Hutter
                                         --------------------------
                                              Notary Public

                                                         GREGORY C. HUTTER
                                                NOTARY PUBLIC, STATE OF NEW YORK
                                                         NO. 01HU4967855
                                                  QUALIFIED IN ROCKLAND COUNTY
                                                 QUALIFIED IN WESTCHESTER COUNTY
                                                COMMISSION EXPIRES JUNE 11, 1994

                                    RELEASE

KNOW ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN THAT,

MICHAEL G. MILLER, a United States citizen (hereafter referred to as the "RELEASOR")

for good and valuable consideration, the adequacy of which is hereby acknowledged, received from

LONG DISTANCE DIRECT INC., a New York corporation ("LDDI"), LONG DISTANCE DIRECT L.P., a New York limited partnership ("LDDLP"), CELLULAR DIRECT L.P. ("CDLP"), CELLULAR DIRECT, INC. ("CDI"), PRIVATE VENTURES INC. ("PVI"), Steven L. Lampert ("Lampert") and Michael D. Preston ("Preston") as RELEASEE (hereafter LDDI, LDDLP, CDLP, CDI, PVI, Lampert and Preston are collectively referred to as the "RELEASEE")

receipt of which is hereby acknowledged, releases and discharges the RELEASEE and, where applicable, the RELEASEE'S officers, directors, shareholders, limited partners and general partners and their respective heirs, executors, successors and assigns from all action, causes of action, suits, debts, sums of money, accounts, bills, covenants, contracts, agreements, promises, damages, judgments, executions, claims and demands whatsoever, in law, admiralty or equity (hereafter all of the foregoing shall be referred to as "Claims"), which against the RELEASEE, the RELEASOR or the RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause of thing whatsoever from the beginning of the world to the date of this RELEASE, including Claims arising out of or in connection with the Stockholders Agreement dated as of December 1, 1991 by and among Preston, Lampert, Michael G. Miller ("Miller"), Jeffrey L. Schwartz ("Schwartz"), Jerry Lott ("Lott") and the Company and the Agreement of Limited Partnership dated as of April 17, 1992 by and among the Company, Preston, Lampert, Miller, Schwartz and Lott; provided however, that this Release shall not be effective as to any obligations of the RELEASEE contained in the Agreement (the "Agreement") dated as of April 6, 1993 by and among Miller, Schwartz, and the RELEASEE, the Partnership Seller Note or the Partnership JAMI Note or either Buyers Guaranty (each as defined in the Agreement); provided, further, that this Release shall be void and of no further force or effect as it relates to any party during such period as such party shall have failed to make any payment when due (subject to a cure period, if any) pursuant to the terms of the Agreement, the Partnership JAMI Note, the Partnership Seller Note or a Buyer Guaranty, but shall be reinstated with full force and effect (including retroactive effect) as and when such payment shall be made in full, together with interest owed thereon, if any.

This Release may not be changed orally.

This Release shall be governed by, construed and enforced in accordance with the laws of the State of New York, United States of America, without reference to the choice of law principles thereof.

                IN WITNESS WHEREOF, the Releasor has caused this Release to be duly executed on June 3, 1993.


                IN PRESENCE OF:             MICHAEL G. MILLER


                                            By: /s/ Michael G. Miller
                                               -----------------------------



STATE OF NEW YORK                )
                                 )ss.:
COUNTY OF                        )


                On this 3rd day of June, 1993, before me personally came Michael
G. Miller, who being by me duly sworn did depose and say he resides at 5 Sky Drive, New City, New York 10956, and acknowledged to me that he signed his name thereto.

                                            /s/ Geoffrey A. Bass
                                            ---------------------------------
                                            Notary Public

                                                  GEOFFREY A. BASS
                                          Notary Public, State of New York
                                                   No. 31-4807239
                                             Qualified in Nassau County
                                          Commission Expires June 30, 1994

                                    RELEASE

KNOW ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN THAT,

JEFFREY L. SCHWARTZ, a United States citizen (hereafter referred to as the "RELEASOR")

for good and valuable consideration, the adequacy of which is hereby acknowledged, received from

LONG DISTANCE DIRECT INC., a New York corporation ("LDDI"), LONG DISTANCE DIRECT L.P., a New York limited partnership ("LDDLP"), CELLULAR DIRECT L.P. ("CDLP"), CELLULAR DIRECT, INC. ("CDI"), PRIVATE VENTURES INC. ("PVI"), Steven L. Lampert ("Lampert") and Michael D. Preston ("Preston") as RELEASEE (hereafter LDDI, LDDLP, CDLP, CDI, PVI, Lampert and Preston are collectively referred to as the "RELEASEE")

receipt of which is hereby acknowledged, releases and discharges the RELEASEE and, where applicable, the RELEASEE'S officers, directors, shareholders, limited partners and general partners and their respective heirs, executors, successors and assigns from all action, causes of action, suits, debts, sums of money, accounts, bills, covenants, contracts, agreements, promises, damages, judgments, executions, claims and demands whatsoever, in law, admiralty or equity (hereafter all of the foregoing shall be referred to as "Claims"), which against the RELEASEE, the RELEASOR or the RELEASOR'S successors and assigns ever had, now have or hereafter can, shall or may, have for, upon, or by reason of any matter, cause of thing whatsoever from the beginning of the world to the date of this RELEASE, including Claims arising out of or in connection with the Stockholders Agreement dated as of December 1, 1991 by and among Preston, Lampert, Michael G. Miller ("Miller"), Jeffrey L. Schwartz ("Schwartz"), Jerry Lott ("Lott") and the Company and the Agreement of Limited Partnership dated as of April 17, 1992 by and among the Company, Preston, Lampert, Miller, Schwartz and Lott; provided however, that this Release shall not be effective as to any obligations of the RELEASEE contained in the Agreement (the "Agreement") dated as of April 6, 1993 by and among Miller, Schwartz, and the RELEASEE, the Partnership Seller Note or the Partnership JAMI Note or either Buyers Guaranty (each as defined in the Agreement); provided, further, that this Release shall be void and of no further force or effect as it relates to any party during such period as such party shall have failed to make any payment when due (subject to a cure period, if any) pursuant to the terms of the Agreement, the Partnership JAMI Note, the Partnership Seller Note or a Buyer Guaranty, but shall be reinstated with full force and effect (including retroactive effect) as and when such payment shall be made in full, together with interest owed thereon, if any.

0419N



This Release may not be changed orally.

This Release shall be governed by, construed and enforced in accordance with the laws of the State of New York, United States of America, without reference to the choice of law principles thereof.

                IN WITNESS WHEREOF, the Releasor has caused this Release to be duly executed on June 3, 1993.



                IN PRESENCE OF:                JEFFREY L. SCHWARTZ


                                               By: /s/ Jeffrey L. Schwartz
                                                   --------------------------


STATE OF NEW YORK                )
                                 )ss.:
COUNTY OF                        )


                On this 3rd day of June, 1993, before me personally came Jeffrey
L. Schwartz, who being by me duly sworn did depose and say he resides at 3 Glen Eagles Court, New City, New York 10956, and acknowledged to me that he signed his name thereto.




                                            /s/ Geoffrey A. Bass
                                            ---------------------------------
                                            Notary Public

                                                  GEOFFREY A. BASS
                                          Notary Public, State of New York
                                                   No. 31-4807239
                                             Qualified in Nassau County
                                          Commission Expires June 30, 1994

                                  CERTIFICATE



        The undersigned, Steven L. Lampert, hereby certifies that the representations and warranties made by him and contained in the agreement dated as of April 6, 1993 by and among Steven Lampert, Michael Preston,
Michael Miller, Jeffrey Schwartz, Long Distance Direct L.P., Long Distance Direct, Inc., Cellular Direct L.P., Cellular Direct, Inc. and Private Ventures Inc. are true and correct in all respects as of the date hereof with the same force and effect as if made on the date hereof.



        IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the 31st day of May 1993.


                                            Steven L. Lampert

                                            /s/ Steven L. Lampert
                                            ---------------------------------

                                  CERTIFICATE




                The undersigned, Michael D. Preston, hereby certifies that the representations and warranties made by him and contained in the agreement dated as of April 6, 1993 by and among Steven Lampert, Michael Preston, Michael Miller, Jeffrey Schwartz, Long Distance Direct L.P., Long Distance Direct, Inc., Cellular Direct L.P., Cellular Direct, Inc. and Private Ventures Inc. are true and correct in all respects as of the date hereof with the same force and effect as if made on the date hereof.



                IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the 31st day of May 1993.


                                            Michael D. Preston


                                            /s/ Michael D. Preston
                                            -------------------------------

                                  CERTIFICATE

                The undersigned, in his capacity as President of the undersigned entities (or President of the General Partner of the undersigned entities), hereby certifies that the representations and warranties made by the undersigned and contained in the agreement dated as of April 6, 1993 by and among Steven Lampert, Michael Preston, Michael Miller, Jeffrey Schwartz, Long Distance Direct L.P., Long Distance Direct, Inc., Cellular Direct L.P., Cellular Direct, Inc. and Private Ventures Inc. are true and correct in all respects as of the date hereof with the same force and effect as if made on the date hereof.

                IN WITNESS WHEREOF, the undersigned have caused this Certificate to be executed as of the 31 day of May 1993.

                                       LONG DISTANCE DIRECT L.P.

                                       By: LONG DISTANCE DIRECT INC.,
                                           its General Partner


                                           By: /s/ Steven Lampert
                                              ------------------------------
                                              Name: Steven Lampert
                                              Title: President


                                       CELLULAR DIRECT L.P.

                                       By: CELLULAR DIRECT, INC.,
                                           its General Partner

                                           By: /s/ Steven Lampert
                                              ------------------------------
                                              Name: Steven Lampert
                                              Title: President


                                       LONG DISTANCE DIRECT, INC.


                                       By: /s/ Steven Lampert
                                          ------------------------------
                                          Name: Steven Lampert
                                          Title: President

                                       CELLULAR DIRECT, INC.


                                       By: /s/ Steven Lampert
                                          ------------------------------
                                          Name: Steven Lampert
                                          Title: President

                                       PRIVATE VENTURES INC.


                                       By: /s/ Steven Lampert
                                          ------------------------------
                                          Name: Steven Lampert
                                          Title: President

                                  CERTIFICATE





        The undersigned, Michael G. Miller, hereby certifies that the representations and warranties made by him and contained in the agreement dated as of April 6, 1993 by and among Steven Lampert, Michael Preston, Michael Miller, Jeffrey Schwartz, Long Distance Direct L.P., Long Distance Direct, Inc., Cellular Direct L.P., Cellular Direct, Inc. and Private Ventures Inc. are true and correct in all respects as of the date hereof with the same force and effect as if made on the date hereof.



        IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the 31st day of May 1993.


                                            Michael G. Miller

                                            /s/ Michael G. Miller
                                            -------------------------------

                                  CERTIFICATE





                The undersigned, Jeffrey L. Schwartz, hereby certifies that the representations and warranties made by him and contained in the agreement dated as of April 6, 1993 by and among Steven Lampert, Michael Preston, Michael Miller, Jeffrey Schwartz, Long Distance Direct L.P., Long Distance Direct, Inc., Cellular Direct L.P., Cellular Direct, Inc. and Private Ventures Inc. are true and correct in all respects as of the date hereof with the same force and effect as if made on the date hereof.



                IN WITNESS WHEREOF, the undersigned has caused this Certificate to be executed as of the 31st day of May 1993.

                                            Jeffrey L. Schwartz

                                            /s/ Jeffrey L. Schwartz
                                            --------------------------------

                                                                    June 3, 1993



TO:     THE BOARD OF DIRECTORS
        LONG DISTANCE DIRECT INC.


        The undersigned hereby resigns as a director and officer of Long Distance Direct Inc., a New York Corporation.



                                          /s/ Michael G. Miller
                                          ----------------------------
                                            Michael G. Miller

                                                                    June 3, 1993



TO:     THE BOARD OF DIRECTORS
        CELLULAR DIRECT INC.

        The undersigned hereby resigns as a director and officer of Cellular Direct Inc., a New York corporation.


                                          /s/ Michael G. Miller
                                          ----------------------------
                                            Michael G. Miller

                                                                    June 3, 1993



TO:     THE BOARD OF DIRECTORS
        PRIVATE VENTURES INC.

        The undersigned hereby resigns as a director and officer of Private Ventures Inc., a New York corporation.



                                          /s/ Michael G. Miller
                                          ----------------------------
                                            Michael G. Miller

                                                                    June 3, 1993


TO:     THE BOARD OF DIRECTORS
        LONG DISTANCE DIRECT INC.

        The undersigned hereby resigns as a director and officer of Long Distance Direct Inc., a New York corporation.


                                             /s/ Jeffrey L. Schwartz
                                             -----------------------------------
                                             Jeffrey L. Schwartz

                                                                    June 3, 1993


TO:     THE BOARD OF DIRECTORS
        CELLULAR DIRECT INC.

        The undersigned hereby resigns as a director and officer of Cellular Direct Inc., a New York corporation.


                                             /s/ Jeffrey L. Schwartz
                                             -----------------------------------
                                             Jeffrey L. Schwartz

                                                                    June 3, 1993


TO:     THE BOARD OF DIRECTORS
        PRIVATE VENTURES INC.

        The undersigned hereby resigns as a director and officer of Private Ventures Inc., a New York corporation.


                                             /s/ Jeffrey L. Schwartz
                                             -----------------------------------
                                             Jeffrey L. Schwartz

                      [BLUMBERG'S LAW PRODUCTS LETTERHEAD]

                                   STOCK POWER


FOR VALUE RECEIVED,    Michael G. Miller
                   -------------------------------------------------------------
                                   PLEASE INSERT SOCIAL SECURITY OR OTHER
                                      IDENTIFYING NUMBER OF ASSIGNEE

hereby sell, assign and transfer unto [                            ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(      ) Shares of the                     Capital Stock of
 ------                -------------------                  --------------------

Long Distance Direct, Inc.                          standing in my (our) name(s)
---------------------------------------------------

on the books of said Corporation represented by Certificate(s) No(s).
                                                                     -----------

herewith, and do hereby irrevocably constitute and appoint
                                                           ---------------------

                                                         attorney to transfer
--------------------------------------------------------

the said stock on the books of said Corporation with full power of substitution in the premises.


Dated
      ---------------------------------

                                                  /s/ Michael G. Miller
                                                  ------------------------------
                                                      Michael G. Miller

In presence of


---------------------------------------

                           See Legend on Reverse Side


NUMBER                                                                 SHARES
  2                                                                   **23.75**

                                   [GRAPHIC]


              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK



                              LONG DISTANCE DIRECT

     THE CORPORATION IS AUTHORIZED TO ISSUE 200 COMMON SHARES--NO PAR VALUE


THIS CERTIFIES THAT             MICHAEL G. MILLER                is the owner of

******TWENTY THREE AND SEVENTY-FIVE ONE HUNDREDS****** fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated  December 1, 1991
      ------------------


      -----------------------                         ----------------------
        SECRETARY-TREASURER                                 PRESIDENT

"Any transfer or other disposition of the shares represented by this certificate is subject to the provisions of a Stockholders Agreement dated as of December 1, 1991, among Michael Preston, Michael G. Miller, Jeffrey L. Schwartz, Steven L. Lampert, Jerry Lott, and Long Distance Direct Inc.

"The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and may not be pledged, sold, assigned or transferred until (i) a registration statement with respect thereto is effective under the Act and any applicable state securities law or (ii) the Corporation receives an opinion of counsel that such registration is not required."








        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM - as tenants in common                             UNIF GIFT MIN ACT -       Custodian         (Minor)
TEN ENT - as tenants by the entireties                                        -----           --------
JT TEN  - as joint tenants with right of survivorship         under Uniform Gifts to Minors Act        (State)
          and not as tenants in common                                                          ------

                                                                             PLEASE INSERT SOCIAL SECURITY OR OTHER
For value received, the undersigned hereby sells, assigns and transfers unto    IDENTIFYING NUMBER OF ASSIGNEE
                                                                                [                             ]
----------------------------------------------------------------------------
           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

-------------------------------------------------------------------------------------------------------------------

                                                                                                             Shares
------------------------------------------------------------------------------------------------------------

represented by the within Certificate, and hereby irrevocably constitutes and appoints
                                                                                       ----------------------------

                                                                                      Attorney to transfer the said
-------------------------------------------------------------------------------------

shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated,
       ------------------------------

In presence of                                                                  -----------------------------------


-----------------------------------

                      [BLUMBERG'S LAW PRODUCTS LETTERHEAD]

                                   STOCK POWER


FOR VALUE RECEIVED,    Jeffrey L. Schwartz
                   -------------------------------------------------------------
                                   PLEASE INSERT SOCIAL SECURITY OR OTHER
                                      IDENTIFYING NUMBER OF ASSIGNEE

hereby sell, assign and transfer unto [                            ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(      ) Shares of the                     Capital Stock of
 ------                -------------------                  --------------------

Cellular Direct Inc.                                standing in my (our) name(s)
---------------------------------------------------

on the books of said Corporation represented by Certificate(s) No(s).
                                                                     -----------

herewith, and do hereby irrevocably constitute and appoint
                                                           ---------------------

                                                         attorney to transfer
--------------------------------------------------------

the said stock on the books of said Corporation with full power of substitution in the premises.


Dated
      ---------------------------------

                                                  /s/ Jeffrey L. Schwartz
                                                  ------------------------------
                                                      Jeffrey L. Schwartz

In presence of


---------------------------------------

                           See Legend on Reverse Side


NUMBER                                                                 SHARES
  3                                                                   **23.75**

                                   [GRAPHIC]


              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK



                              LONG DISTANCE DIRECT

     THE CORPORATION IS AUTHORIZED TO ISSUE 200 COMMON SHARES--NO PAR VALUE


THIS CERTIFIES THAT             JEFFREY L. SCHWARTZ              is the owner of

******TWENTY THREE AND SEVENTY-FIVE ONE HUNDREDS****** fully paid and non-assessable Shares of the above Corporation transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.

Dated  December 1, 1991
      ------------------


      -----------------------                         ----------------------
        SECRETARY-TREASURER                                 PRESIDENT

"Any transfer or other disposition of the shares represented by this certificate is subject to the provisions of a Stockholders Agreement dated as of December 1, 1991, among Michael Preston, Michael G. Miller, Jeffrey L. Schwartz, Steven L. Lampert, Jerry Lott, and Long Distance Direct Inc.

"The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and may not be pledged, sold, assigned or transferred until (i) a registration statement with respect thereto is effective under the Act and any applicable state securities law or (ii) the Corporation receives an opinion of counsel that such registration is not required."








        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM - as tenants in common                             UNIF GIFT MIN ACT -       Custodian         (Minor)
TEN ENT - as tenants by the entireties                                        -----           --------
JT TEN  - as joint tenants with right of survivorship         under Uniform Gifts to Minors Act        (State)
          and not as tenants in common                                                          ------

                                                                             PLEASE INSERT SOCIAL SECURITY OR OTHER
For value received, the undersigned hereby sells, assigns and transfers unto    IDENTIFYING NUMBER OF ASSIGNEE
                                                                                [                             ]
----------------------------------------------------------------------------
           PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

-------------------------------------------------------------------------------------------------------------------

                                                                                                             Shares
------------------------------------------------------------------------------------------------------------

represented by the within Certificate, and hereby irrevocably constitutes and appoints
                                                                                       ----------------------------

                                                                                      Attorney to transfer the said
-------------------------------------------------------------------------------------

shares on the books of the within-named Corporation with full power of substitution in the premises.


Dated,
       ------------------------------

In presence of                                                                  -----------------------------------


-----------------------------------

                      [BLUMBERG'S LAW PRODUCTS LETTERHEAD]

                                   STOCK POWER


FOR VALUE RECEIVED,    Michael G. Miller
                   -------------------------------------------------------------
                                   PLEASE INSERT SOCIAL SECURITY OR OTHER
                                      IDENTIFYING NUMBER OF ASSIGNEE

hereby sell, assign and transfer unto [                            ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(      ) Shares of the                     Capital Stock of
 ------                -------------------                  --------------------

Cellular Direct Inc.                                standing in my (our) name(s)
---------------------------------------------------

on the books of said Corporation represented by Certificate(s) No(s).
                                                                     -----------

herewith, and do hereby irrevocably constitute and appoint
                                                           ---------------------

                                                         attorney to transfer
--------------------------------------------------------

the said stock on the books of said Corporation with full power of substitution in the premises.


Dated
      ---------------------------------

                                                  /s/ Michael G. Miller
                                                  ------------------------------
                                                      Michael G. Miller

In presence of


---------------------------------------

                      [BLUMBERG'S LAW PRODUCTS LETTERHEAD]

                                   STOCK POWER


FOR VALUE RECEIVED,    Jeffrey L. Schwartz
                   -------------------------------------------------------------
                                   PLEASE INSERT SOCIAL SECURITY OR OTHER
                                      IDENTIFYING NUMBER OF ASSIGNEE

hereby sell, assign and transfer unto [                            ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(      ) Shares of the                     Capital Stock of
 ------                -------------------                  --------------------

Cellular Direct Inc.                                standing in my (our) name(s)
---------------------------------------------------

on the books of said Corporation represented by Certificate(s) No(s).
                                                                     -----------

herewith, and do hereby irrevocably constitute and appoint
                                                           ---------------------

                                                         attorney to transfer
--------------------------------------------------------

the said stock on the books of said Corporation with full power of substitution in the premises.


Dated
      ---------------------------------

                                                  /s/ Jeffrey L. Schwartz
                                                  ------------------------------
                                                      Jeffrey L. Schwartz

In presence of


---------------------------------------

                      [BLUMBERG'S LAW PRODUCTS LETTERHEAD]

                                   STOCK POWER


FOR VALUE RECEIVED,    Michael G. Miller
                   -------------------------------------------------------------
                                   PLEASE INSERT SOCIAL SECURITY OR OTHER
                                      IDENTIFYING NUMBER OF ASSIGNEE

hereby sell, assign and transfer unto [                            ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(      ) Shares of the                     Capital Stock of
 ------                -------------------                  --------------------

Private Ventures Inc.                              standing in my (our) name(s)
---------------------------------------------------

on the books of said Corporation represented by Certificate(s) No(s).
                                                                     -----------

herewith, and do hereby irrevocably constitute and appoint
                                                           ---------------------

                                                         attorney to transfer
--------------------------------------------------------

the said stock on the books of said Corporation with full power of substitution in the premises.


Dated
      ---------------------------------

                                                  /s/ Michael G. Miller
                                                  ------------------------------
                                                      Michael G. Miller

In presence of


---------------------------------------

                      [BLUMBERG'S LAW PRODUCTS LETTERHEAD]

                                   STOCK POWER


FOR VALUE RECEIVED,    Jeffrey Schwartz
                   -------------------------------------------------------------
                                   PLEASE INSERT SOCIAL SECURITY OR OTHER
                                      IDENTIFYING NUMBER OF ASSIGNEE

hereby sell, assign and transfer unto [                            ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(      ) Shares of the                     Capital Stock of
 ------                -------------------                  --------------------

Private Ventures Inc.                          standing in my (our) name(s)
----------------------------------------------

on the books of said Corporation represented by Certificate(s) No(s).
                                                                     -----------

herewith, and do hereby irrevocably constitute and appoint
                                                           ---------------------

                                                         attorney to transfer
--------------------------------------------------------

the said stock on the books of said Corporation with full power of substitution in the premises.


Dated
      ---------------------------------

                                                  /s/ Jeffrey Schwartz
                                                  ------------------------------
                                                      Jeffrey Schwartz

In presence of


---------------------------------------

                                                                    June 3, 1993


        The undersigned hereby sells, transfers and assigns all of his interest in Long Distance Direct L.P., a New York limited partnership, to Steven L. Lampert and Michael D. Preston.


                                                       /s/ Michael G. Miller
                                                       -------------------------
                                                           Michael G. Miller

                                                                    June 3, 1993


        The undersigned hereby sells, transfers and assigns all of his interest in Long Distance Direct L.P., a New York limited partnership, to Steven L. Lampert and Michael D. Preston.


                                                       /s/ Jeffrey L. Schwartz
                                                       -------------------------
                                                           Jeffrey L. Schwartz

                                                                    June 3, 1993


        The undersigned hereby sells, transfers and assigns all of his interest in Cellular Direct L.P., a New York limited partnership, to Steven L. Lampert and Michael D. Preston.

                                                       /s/ Michael G. Miller
                                                       -------------------------
                                                           Michael G. Miller

                                                                    June 3, 1993


        The undersigned hereby sells, transfers and assigns all of his interest in Cellular Direct L.P., a New York limited partnership, to Steven L. Lampert and Michael D. Preston.


                                                       /s/ Jeffrey L. Schwartz
                                                       -------------------------
                                                           Jeffrey L. Schwartz

                               WAIVER AND CONSENT


        The undersigned, Jerry Lott, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, pursuant to Section 5.3(e) of the Agreement (the "Agreement") dated as of April 6, 1993 by and among Steven L. Lampert, Michael D. Preston, Michael G. Miller, Jeffrey L. Schwartz, Long Distance Direct L.P., Long Distance Direct, Inc., Cellular Direct, Inc., Private Ventures Inc. and Cellular Direct L.P. hereby acknowledges receipt of a copy of the Agreement, and after review thereof:

        (i) waives any and all rights he may have, now or in the future, against the Buyers, the Selling Stockholders, or any Entity resulting from or arising out of the execution and delivery of the Agreement, the Buyer Guarantees, the Security Agreement, the Partnership Note or any other document, certificate or side letter ancillary to the execution of the Agreement or the consummation of the transactions contemplated thereby, including, but not limited to, the rights granted to Lott under (a) Section 5 of the Stockholders Agreement, (b) Section 12 of the Partnership Agreement and (c) any similar rights granted to Lott pursuant to the terms of any stockholder, partnership or like agreement involving Lott and any of the Buyers, the Selling Stockholders or any Entity; and

        (ii) consents to the execution of the Agreement, the Buyer Guarantees, the Security Agreement, the Partnership Note and any other document, certificate or side letter ancillary to the execution of the Agreement and the consummation of the transactions contemplated thereby.

        This Waiver and Consent shall be governed by and construed in accordance with the laws of the State of New York, without reference to the choice of law principles thereof.

        All terms used but not defined herein shall have the meanings assigned thereto in the Agreement.

        IN WITNESS WHEREOF, the undersigned has executed this Waiver and Consent as of the 31st day of May, 1993.


                                                       /s/ Jerry Lott
                                                       -------------------------
                                                           Jerry Lott

                        CERTIFICATE OF AMENDMENT OF THE

                       CERTIFICATE OF LIMITED PARTNERSHIP

                                       OF

                           LONG DISTANCE DIRECT L.P.

(Under Section 121-202 of the Revised Limited Partnership Act)

To the Department of State
State of New York

        The undersigned, for the purpose of amending the Certificate of Limited Partnership of a limited partnership previously formed pursuant to the Revised Limited Partnership Act of the State of New York, hereby certifies:

        FIRST: The name of the partnership is LONG DISTANCE DIRECT L.P.

        SECOND: The date of filing of the Certificate of Limited Partnership of the partnership with the Department of State was April 17, 1992.

        THIRD: The Certificate of Limited Partnership is hereby amended in the following respects:

        (a) Paragraph THIRD, which sets forth the address to which the Secretary of State of the State of New York shall mail a copy of any process served, is hereby amended to read as follows:

        "The Secretary of State of the State of New York is designated as the agent upon whom process against the limited partnership may be served. The post office address within or without the State of New York to which the Secretary of State of the State of New York shall mail a copy of any process against the limited partnership served upon him is One Blue Hill Plaza, Pearl River, New York 10965."

        (b) Paragraph FOURTH, which sets forth the name and business street address of the general partner of the partnership is hereby amended to read as follows:

        "The name and the business street address of the general partner of the partnership is:

        NAME                             ADDRESS
        ----                             -------

        Long Distance Direct, Inc.       One Blue Hill Plaza
                                         Pearl River, New York 10965"

        IN WITNESS WHEREOF, I have subscribed this document on the date set forth below and do hereby affirm, under the penalties of perjury, that the statements contained therein have been examined by me and are true and correct.

Date: 31 May, 1993

                                         LONG DISTANCE DIRECT, INC., General
                                         Partner constituting the sole general
                                         partner of the limited partnership
                                         named in the foregoing Certificate of
                                         Limited Partnership


                                         By: /s/ Michael Preston
                                            ------------------------------------
                                                 Michael Preston, Vice-President

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